                                                               File No. 2-98265
                                                                       811-4320

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------


                       POST-EFFECTIVE AMENDMENT NO. 13 TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                                    --------

Exact name of trust:    OHIO NATIONAL VARIABLE ACCOUNT R

Name of depositor:      OHIO NATIONAL LIFE ASSURANCE CORPORATION

Complete address of depositor's principal executive offices:


                        One Financial Way
                        Cincinnati, Ohio 45242


Name and complete address of agent for service:

                        Ronald L. Benedict, Esq.
                        Ohio National Life Assurance Corporation
                        P.O. Box 237
                        Cincinnati, Ohio 45201

Notice to:              W. Randolph Thompson, Esq.
                        Of Counsel
                        Jones & Blouch L.L.P.
                        Suite 405 West
                        1025 Thomas Jefferson Street, N.W.
                        Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box):


            immediately upon filing pursuant to paragraph (b) of Rule 485
        ---
         X  on January 3, 1997, pursuant to paragraph (b) of Rule 485
        ---
            60 days after filing pursuant to paragraph (a)(1) of Rule 485
        ---
            on (date) pursuant to paragraph (a)(1) of Rule 485
        ---


If appropriate, check the following box:
        --- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and amount of securities being registered: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS ("VARI-VEST II"). Registrant has heretofore registered an indefinite amount of such flexible premium variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24f-2 and on February 23, 1996 filed its Rule 24f-2 Notice for its most recent fiscal year.

                                     PART I

                                   PROSPECTUS

                                   PROSPECTUS
                                  VARI-VEST II
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                      OHIO NATIONAL LIFE VARIABLE ACCOUNT R
                                ONE FINANCIAL WAY
                             CINCINNATI, OHIO 45242
                            TELEPHONE (513) 794-6100


This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R (the "variable account"), a separate account of Ohio National Life Assurance Corporation (the "Company"). The Company is a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").



The contract described herein has a minimum stated amount of $100,000 and a sales charge which is deducted in part from premium payments and in part from accumulation value upon surrender, lapse, partial surrender or a decrease in stated amount during the first ten contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 70. In addition, the Company offers contracts which provide for a reduction of sales load for certain existing policyholders of the Company and Ohio National Life.


The contract is "flexible" because, subject to certain restrictions, it permits you to adjust the timing and amount of your premium payments, to direct net premiums to one or more of the subaccounts of the variable account or to the general account, to choose from two death benefit plans, and to increase or decrease the level of death benefits under such plans. The contract is "variable" because the value of the contract will change with the performance of the investment media selected. The flexible and variable features of the contract give you the opportunity throughout your lifetime to meet your changing life insurance needs and to accommodate to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.



The contract provides life insurance coverage to age 95. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its accumulation value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's accumulation value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's accumulation value. Under either plan, the Company offers to insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you satisfy a minimum premium requirement.


When you purchase a contract, you will be required to pay an initial premium. During the first two contract years you must pay minimum premiums to keep the contract in force. Thereafter, you must satisfy the minimum premium requirement if you wish to keep the death benefit guarantee in effect. In addition, there is a guideline annual premium which is used to determine the amount of sales charge we may deduct from your premium payments.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE FUND.



                                 JANUARY 3, 1997

As a planning device, you will be asked to adopt a planned premium schedule that indicates the level of your intended payments under the contract. The planned premium will generally fall somewhere between the minimum and guideline annual premium amounts. The exact amount of such premium will depend upon your objectives and your estimate of long-term investment performance. The minimum, guideline and planned premiums will be set forth on the specification page of your contract. While such premiums affect the amount and timing of your premium payments in limited ways, the contract is designed to afford you substantial flexibility with respect to such premium payments. After the first two contract years, in the absence of premium payments, including the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force as long as the cash surrender value (less any contract indebtedness) is sufficient to pay the next monthly deduction for contract charges.


Net premiums will be allocated at your direction among the investment accounts offered by the Company. Currently, the Company offers 14 such investment accounts: the 13 subaccounts of the variable account and the Company's general account. Each of the variable subaccounts invests in a corresponding portfolio of Ohio National Fund, Inc. (the "Fund"). The Fund is a series mutual fund which includes equity, money market, bond, flexible, international, capital appreciation, small cap, global contrarian, aggressive growth, core growth, growth & income, S&P 500 index and social awareness portfolios as well as other portfolios not available for the contract. The investment portfolios are described in the accompanying Fund prospectus. Your contract's accumulation value will reflect the investment performance of the subaccounts you select and is not guaranteed.


Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the second contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.


The Company offers other flexible premium variable life policies (the "policies") which are substantially similar to the contract except that they have a different charge structure. Consult your agent concerning whether the contract or one of the policies would better suit your needs.

                                TABLE OF CONTENTS


Definitions.....................................................................   5

Introduction....................................................................   8

Assumptions And Scope Of Prospectus.............................................   8

Summary.........................................................................   8

Ohio National Financial Services Group..........................................  12
     Ohio National Life Assurance Corporation (the "Company")...................  12
     The Ohio National Life Insurance Company ("Ohio National Life")............  12
     Ohio National Variable Account R (the "variable account")..................  13
     Ohio National Fund, Inc.  (the "Fund").....................................  13

Death Benefits..................................................................  15
     Plan A - Level Benefit.....................................................  15
     Plan B - Variable Benefit..................................................  16
     Change in Death Benefit Plan...............................................  17
     Death Benefit Guarantee....................................................  17
     Changes in Stated Amount...................................................  17

Accumulation Value..............................................................  18
     Determination of Variable Account Accumulation Values......................  18
     Accumulation Unit Values...................................................  19
     Loans......................................................................  20
     Surrender Privileges.......................................................  20
     Maturity...................................................................  21

Premiums........................................................................  22
     Purchasing a Contract......................................................  22
     Payment of Premiums........................................................  22
     Initial Premiums...........................................................  22
     Minimum Premiums...........................................................  23
     Planned Premiums...........................................................  23
     Allocation of Premiums.....................................................  23
     Transfers..................................................................  24
     Dollar Cost Averaging......................................................  24
     Telephone Transfers........................................................  24
     Lapse......................................................................  25
     Reinstatement..............................................................  25
     Conversion.................................................................  25
     Free Look..................................................................  25
     Refund Right...............................................................  26

Charges And Deductions..........................................................  27
     Premium Expense Charge.....................................................  27
     Reduction of Sales Load....................................................  27
     Ohio National Life Employee Discount.......................................  27
     Monthly Deduction..........................................................  28
     Risk Charge................................................................  28
     Surrender Charge...........................................................  28
     Service Charges............................................................  30
     Other Charges..............................................................  31

General Provisions..............................................................  31
     Voting Rights..............................................................  31
     Additions, Deletions or Substitutions of Investments.......................  32
     Annual Report..............................................................  32
     Limitation on Right to Contest.............................................  32
     Misstatements..............................................................  33
     Suicide....................................................................  33
     Beneficiaries..............................................................  33
     Postponement of Payments...................................................  33
     Assignment.................................................................  33
     Non-Participating Contract.................................................  33

The General Account.............................................................  34
     General Description........................................................  34
     Accumulation Value.........................................................  34
     Optional Insurance Benefits................................................  34
     Settlement Options.........................................................  35

Distribution Of The Contract....................................................  35

Management Of The Company.......................................................  36

Custodian.......................................................................  36

State Regulation Of The Company.................................................  37

Federal Tax Matters.............................................................  37
     Contract Proceeds..........................................................  37
     Correction of Modified Endowment Contract..................................  38
     Right to Charge for Company Taxes..........................................  38

Employee Benefit Plans..........................................................  38

Legal Proceedings...............................................................  38

Legal Matters...................................................................  38

Experts.........................................................................  38

Registration Statement..........................................................  39

Financial Statements............................................................  39

Illustrations...................................................................  63


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE FUND OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND.

                                   DEFINITIONS


Accumulation Value - the sum of the contract accumulation values in the subaccounts of the variable account, the general account and the loan collateral account.


Age - the insured's age at his or her nearest birthday.

Attained Age - the insured's age at the end of the most recent contract year.

Beneficiary - the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.


Cash Surrender Value - the accumulation value less any applicable surrender charges.


Code - the Internal Revenue Code of 1954, as amended, and all regulations promulgated thereunder.

Commission - the Securities and Exchange Commission.

Contract - the flexible premium variable life insurance contract offered by this prospectus.

Contract Date - the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month - each contract month starts on the same date in each calendar month as the contract date.

Contract Year - each contract year starts on the same date in each calendar year as the contract date.

Contract Indebtedness - the total of any unpaid contract loans.

Contractowner - the person so designated on the specification page of the contract.

Corridor Percentage Test - a method of determining the death benefit as required by the Code to qualify the contract as a "life insurance contract" thereunder. The death benefit so determined equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.

Death Benefit - the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee - our guarantee that the contract will never lapse if you have met the minimum premium requirement.

Free Look - your right to cancel the contract or any increase for a specified period and to obtain a full refund of premiums paid with respect to such contract or increase.

Fund - Ohio National Fund, Inc.

General Account - our assets other than those allocated to the variable account or any other separate account we may establish.

Guideline Annual Premium - the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the contract.


Home Office - our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.


Initial Premium - an amount required to commence contract coverage at least equal to one monthly minimum premium.


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
Insured - the person upon whose life the contract is issued.

Issue Date - the date we approve your application and issue your contract.
         The issue date will be the same as the contract date except for backdated contracts for which the contract date will be prior to the issue date.


Loan Collateral Account - an account to which accumulation value in an amount equal to a contract loan is transferred pro rata from the subaccounts of the variable account and the general account.


Loan Value - the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you borrow at any time.

Maturity Date - unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 95th birthday.

Minimum Premium - the monthly premium set forth on the contract specification page necessary to keep the contract in force during the first two contract years and to maintain the death benefit guarantee thereafter. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction - the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums - the premiums you pay less the premium expense charge.

Planned Premium - a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.

Portfolio- a portion of the Fund's assets represented by a separate class or series of stock and having a specified investment objective.

Premium Expense Charge - an amount deducted from gross premiums consisting of a sales load and the state premium tax and other state and local taxes applicable to your contract.

Proceeds - the amount payable on surrender, maturity or death.

Process Day - the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns - "our", "us" or "we" means Ohio National Life Assurance Corporation.
         "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.


Receipt - with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to 4:00 p.m. Eastern time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern time on a valuation date, it is deemed received on the next valuation date.


Risk Charge - the charge imposed by the Company against variable account assets for assuming the expense and mortality risks under the contract.

Settlement Options - methods of paying the proceeds other than in a lump sum.

Stated Amount - the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.

Subaccount - a subdivision of the variable account which invests exclusively in the shares of a corresponding portfolio of the Fund.

Surrender Charge - a two part charge assessed in connection with contract surrenders, lapses and decreases in stated amount, consisting of a contingent deferred sales charge applicable for ten years, and a contingent deferred insurance underwriting charge applicable for seven years, from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase.


Valuation Date - each day on which the net asset value of Fund shares is determined. See page 22 of the accompanying Fund prospectus.

Valuation Period - the period between two successive valuation dates which begins at 4:00 p.m. Eastern time on one valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.


Variable Account - Ohio National Variable Account R.

                                  INTRODUCTION

As described on the cover page of this prospectus, the contract offered hereby is a flexible premium variable life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.

The contract is similar to traditional life insurance in a number of respects. You receive insurance coverage to age 95 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect. You may surrender the contract at any time and receive its cash surrender value. After the first contract year, you may borrow up to the loan value of the contract. To the extent that you elect to allocate net premiums to the general account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance. There is no schedule of required premiums to keep the contract in force. Instead, within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances. In addition, you direct the investment of your net premiums and resulting cash values, which will vary with the investment performance of the subaccounts of the variable subaccount you select. However, unlike traditional insurance, such values are neither guaranteed nor limited to an assumed rate of interest. The contract also permits you to elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy. Finally, the contract under either plan permits you to increase the stated amount of insurance coverage any time after the first contract year and to decrease the stated amount two years after the issue date.


                       ASSUMPTIONS AND SCOPE OF PROSPECTUS

This prospectus relates principally to the variable account and contains only selected information regarding the general account. (See "The General Account" at page 34.) For details regarding elements of the contract involving the general account, see your contract.

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes: that (1) "you", the "contractowner" and the "insured" are the same person (such terms generally being used interchangeably), (2) the death benefit guarantee is in effect, (3) the cash surrender value of your contract is sufficient to pay the next monthly deduction, (4) there is no outstanding contract indebtedness, (5) the death benefit is not determined by the corridor percentage test, (6) the contract is not backdated, and (7) payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

                                     SUMMARY

The following summary is intended to provide you with a general description of the most important features of the contract. To understand this summary, reference should be made to the preceding "Definitions" section for the meaning of various terms. This summary is not comprehensive and is qualified in its entirety by the more specific information contained in this prospectus, the attached Fund prospectus and the statement of additional information referred to therein. This summary presents selected information in the same sequence and employs the same headings as the body of the prospectus. Consult the table of contents to locate the fuller discussion of each item included herein.

OHIO NATIONAL FINANCIAL SERVICES GROUP


OHIO NATIONAL LIFE ASSURANCE CORPORATION (the "Company") - a stock life insurance company established under the laws of Ohio on June 26, 1979.


THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") - a mutual life insurance company organized in 1909 under the laws of Ohio which currently has assets in excess of $5.9 billion. Ohio National Life controls the Company and the Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering the Company and its flexible product program, its assets do not back the contract.


OHIO NATIONAL VARIABLE ACCOUNT R (the "variable account") - established by the Company on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to the variable account are segregated from the Company's other assets and are protected from claims and liabilities arising from the Company's other lines of business. The Company's general account assets, however, are available to support benefits under the contract.


There are currently 14 separate subaccounts within the variable account. The assets of each are invested exclusively in shares of a corresponding investment portfolio of the Fund.

OHIO NATIONAL FUND, INC. (the "Fund") - is an open-end diversified management investment company, commonly referred to as a mutual fund. The Fund currently has 16 investment portfolios, in 13 of which the contracts' assets may be invested: the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio (a flexible portfolio fund), International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, Global Contrarian Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio and Social Awareness Portfolio (the "portfolios"). The operations of the Fund, its investment adviser and the investment objectives and policies of each portfolio are described in its attached prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, to the extent you allocate net premiums to the subaccounts, the accumulation value of your contract will vary with the investment performance of Fund shares.



DEATH BENEFITS


You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased accumulation value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid into an interest-bearing checking account established in your beneficiary's name or, at your option, applied in whole or in part under one or more settlement options.


After the first contract year you may increase your stated amount, and two years after the issue date you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.


The contract includes a death benefit guarantee. Under this provision, we guarantee that the death benefit will never be less than the stated amount, provided you satisfy the minimum premium requirement. Accordingly, a cash surrender value insufficient to meet the current monthly deduction as a result of adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.

ACCUMULATION VALUE

The accumulation value of your contract equals the sum of the accumulation values in the general account, the subaccounts of the variable account and the loan collateral account. The general account accumulation value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The accumulation value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and the investment experience associated therewith. Such investment experience is not guaranteed. In addition, the subaccount and the general account accumulation values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.


Loans - after the first contract year, you may borrow against the loan value of your contract. The loan value will never be less than 75% of your accumulation surrender value. Loan interest is payable in advance at a rate of 7.4% (an effective compound annual rate of 8%). Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.


Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the general account. Accumulation value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 5%. Currently, we credit interest at an annual rate of 6.75%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, accumulation value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the general account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the general account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.


Surrender Privileges - at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after two years from the issue date, you may withdraw part of your accumulation surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.


Withholding Payment After Premium Payment - The Company may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take-up to 15 days after we receive your check.



PREMIUMS

An initial premium is required to purchase a contract. In addition, you must satisfy a minimum premium requirement during the first two contract years to keep the contract in force, and thereafter to keep the death benefit guarantee in effect. To satisfy the minimum premium requirement at any time, you must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the number of complete contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium to maintain the death benefit guarantee will be substantially increased. Such increase may affect your ability to keep the death benefit guarantee or the contract in force.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing or premium payments is left to your discretion.

To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. Such premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. Such schedule is a planning device only and need not be adhered to.

Allocation of Premiums - you may allocate your net premiums to any of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer cash values and reallocate future premiums.

Transfers - we allow transfers of cash values among the subaccounts of the variable account and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.

Lapse - provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will never lapse. If you fail to satisfy the minimum premium requirement in the first two contract years, your contract will lapse after a 61 day grace period. In such case, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.

If you fail to satisfy the minimum premium requirement after the second contract year and, as a result, the death benefit guarantee is not in effect, the duration of your contract depends on its cash surrender value. The contract will remain in force as long as the cash surrender value less any outstanding contract indebtedness is sufficient to pay the next monthly deduction. If such is not the case, you will have a 61 day grace period in which to increase your cash surrender value through the payment of additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.

Reinstatement - once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.

Free Look - following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid therefor. In some states, applicable law requires that your refund be adjusted by any investment gains or losses. The free look period expires on the latest of 45 days from the date of your application for the contract or increase, 20 days from your receipt of the contract or increase and 10 days after we mail or deliver a written notice of your right to cancel.

Refund Right - if your contract lapses or you surrender it during the first two years following the issue date or the date of any increase, you may be entitled to a refund of a portion of the surrender charge otherwise applicable to your contract.


CHARGES AND DEDUCTIONS


We make charges against or deductions from premium payments, accumulation values and contract surrenders as follows:


(a) from premiums we deduct a premium expense charge. The premium expense charge includes a 4% deduction from premium payments for the life of the contract. Such charge and the contingent deferred sales charge referred to in paragraph (d) below are intended to compensate us for sales and distribution expenses. The premium expense charge also includes a deduction for the state premium tax and any other state and local taxes applicable to your contract.
     Currently, state premium taxes vary from 2% to 4%.


(b) against the accumulation value we make a monthly deduction covering the cost of insurance, administrative expenses ($5), the risk of providing the death benefit guarantee ($.01 per thousand of stated amount), and the cost of any optional insurance benefit added by rider;

(c) against the assets of the variable subaccounts we assess a daily charge equal to an annualized rate of 0.75% of such assets to compensate us for assuming certain mortality and expense risks; and


(d) from accumulation value we deduct surrender charges in the event of full surrender, certain partial surrenders and decreases in stated amount. Such surrender charges only apply during the first ten contract years following the contract date and the date of any increase in stated amount. The surrender charges consist of a contingent deferred sales charge and a contingent deferred insurance underwriting charge. The contingent deferred sales charge is 46% of premiums paid during the first two contract years up to two guideline annual premiums. For issue ages above age 55, this percentage scales down and reaches 13% by age 74. The contingent deferred insurance underwriting charge varies with age at issue or increase from $3 to $6 per thousand dollars of your first $500,000 of stated amount.


Because the contingent deferred sales charge only applies to premiums paid during the first two contract years, a contractowner may incur the smallest amount of such charge by paying only the required minimum premium during such period. Similarly, only premiums allocated to an increase within two years after the date of such increase are subject to the contingent deferred sales charge. Accordingly, premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.


In addition to the foregoing charges and deductions, we assess the following three service charges: (i) for partial surrenders the lesser of $25 or 2% of the amount surrendered, (ii) up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of accumulation value among the subaccounts and the general account and (iii) $25 for any special illustration of contract benefits that you may request. Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount to provide for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the attached Fund prospectus.



FEDERAL TAX MATTERS


All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract" as defined therein, any increases in cash value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders attributable to the increase in accumulation value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after 7 level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.




                     OHIO NATIONAL FINANCIAL SERVICES GROUP


OHIO NATIONAL LIFE ASSURANCE CORPORATION (THE "COMPANY")


The Company was established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. It is a wholly-owned stock subsidiary of The Ohio National Life Insurance Company. The Company is currently licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. (See page 46 for the Company's financial statements.)



THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company and became a mutual life insurance company on August 7, 1959. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $5.9 billion and equity in excess of $500 million. Ohio National Life provided the Company with the initial capital to finance its operations. From time to time, Ohio National Life may make additional capital contributions to the Company, although it is under no legal obligation to do so and its assets do not support the benefits provided under the contract.

OHIO NATIONAL VARIABLE ACCOUNT R (THE "VARIABLE ACCOUNT")

The Company established the variable account on May 6, 1985 pursuant to the insurance laws of the State of Ohio. The variable account is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or the Company. Under Ohio law, the variable account assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. Variable account assets are not chargeable with liabilities arising out of any other business of the Company.

The Company keeps the variable account assets physically segregated from assets of the Company's general account. The Company maintains records of all purchases and redemptions of Fund shares by each of the subaccounts of the variable account.


The variable account currently has 13 investment subaccounts, but may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in a portfolio of the Fund. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.



OHIO NATIONAL FUND, INC.  (THE "FUND")


The Fund is organized as a Maryland corporation and is registered as an open-end diversified management investment company under the 1940 Act. The Fund currently has 16 portfolios, in 13 of which the contracts' assets may be invested. Each portfolio has different investment objectives. Each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio.


In addition to being offered to the variable account, Fund shares are currently offered to separate accounts of Ohio National Life in connection with variable annuity contracts and may in the future be offered to other insurance company separate accounts. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Although neither the Company, Ohio National Life nor the Fund currently foresees any such disadvantage, the Board of Directors of the Fund will monitor events in order to identify any material conflict between variable life and variable annuity contractowners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the variable account's participation in the Fund. Material conflicts could result from such things as (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Fund; or (4) differences between voting instructions given by variable life and variable annuity contractowners.

The investment objectives of each portfolio are set forth below. There can be no assurance that any portfolio will achieve its stated objectives.

Equity Portfolio - long-term capital growth by investing principally in common stocks or other equity securities. Current income is a secondary objective.

Money Market Portfolio - maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

Bond Portfolio - high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

Omni Portfolio - high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments.

International Portfolio - long-term capital growth by investing primarily in common stocks of foreign companies.

Capital Appreciation Portfolio - maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

Small Cap Portfolio - maximum capital growth by investing primarily in common stocks of small and medium size companies.

Global Contrarian Portfolio - long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.

Aggressive Growth Portfolio - capital growth.


Core Growth Portfolio -long term capital appreciation.

Growth & Income Portfolio - long-term total return by investing in equity securities and debt securities, focusing on small and mid-cap companies that offer potential for capital appreciation, current income or both.

S&P 500 Index Portfolio - total return that corresponds to that of the Standard & Poor's 500 Index.

Social Awareness Portfolio - total return by investing primarily in common stocks and other securities of companies that satisfy social concern criteria established for the portfolio.



The investment and reinvestment of Fund assets are directed by Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of Ohio National Life which makes use of the investment personnel and administrative systems of Ohio National Life. The investment and reinvestment of the assets of the following portfolios are managed by the firms indicated as subadvisers.

              PORTFOLIO                                       SUBADVISER
              International and Global Contrarian             Societe Generale Asset Management Corp. ("SGAM")
              Capital Appreciation                            T. Rowe Price Associates, Inc. ("TRPA")
              Small Cap                                       Founders Asset Management, Inc. ("FAM")
              Aggressive Growth                               Strong Capital Management, Inc. ("SCM")
              Core Growth                                     Pilgrim Baxter & Associates, Ltd. ("PBA")
              Growth & Income                                 Robertson Stephens Investment Management,
                                                                  L.P. ("RSIM")

SGAM is a wholly-owned subsidiary of Societe Generale, one of the largest banks in Europe. TRPA manages assets for various individual and institutional investors, particularly the T. Rowe Price group of mutual funds. FAM manages the assets of the Founders group of mutual funds as well as private accounts. SCM manages the assets of the Strong group of mutual funds as well as pension funds and private accounts. PBA, an affiliate of United Asset Management Corp., manages the PBHG mutual funds and other private and institutional accounts. RSIM, an affiliate of Robertson Stephens & Company, L.L.C., manages the Robertson Stephens mutual funds and other public and private investment funds. Each of the Adviser, SGAM, TRPA, FAM, SCM, PBA and RSIM is registered under the Investment Advisers Act of 1940. For more detailed information concerning each portfolio, including a description of investment risks, reference is made to the prospectus of the Fund which accompanies this prospectus.


The Company will purchase and redeem Fund shares for the variable account at net asset value without the imposition of any sales or redemption charge. Such shares represent an interest in one of the portfolios of the Fund. Each portfolio corresponds to a subaccount of the variable account. Any dividend or capital gain distributions received from the Fund will be reinvested in Fund shares at net asset value as of the dates paid.

On each valuation date, shares of each portfolio are purchased or redeemed by the Company for the variable account based on, among other things, the amount of net premiums allocated to the variable account, dividends and distributions reinvested, transfers to and among the subaccounts, loans, loan repayments and benefit payments to be made pursuant to the terms of the contract as of that date. Purchases and redemptions for the variable account are effected at the net asset value per share for each portfolio determined in the manner and at the time set forth in the accompanying Fund prospectus.

A full description of the Fund, its investment policies and restrictions, fees and expenses paid by it and other aspects of its operations are contained in the attached prospectus for the Fund and in the statement of additional information referred to therein.


                                 DEATH BENEFITS

As long as the contract remains in force (see "Premiums - Lapse" at page 25), we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid in one lump sum with interest from the date of the insured's death to the date of payment at a rate we determine which will not be less than an annual rate of 4%. Such proceeds will be paid into an interest-bearing checking account established in your beneficiary's name with Bank One, Springfield, Illinois. The account will bear interest based upon then current money market rates. The beneficiary will then be able to write checks against such account at any time and in any amount up to the total in the account. Such checks must be for a minimum amount of $250. We also offer beneficiaries and contractowners a wide variety of settlement options. (See "The General Account - Settlement Options" at page 35.)

The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.


PLAN A - LEVEL BENEFIT


The death benefit is the greater of (a) the contract's stated amount on the date of death or (b) the death benefit determined by the corridor percentage test. The death benefit determined by the corridor percentage test equals the accumulation value of the contract on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:


                  CORRIDOR                       CORRIDOR                       CORRIDOR                       CORRIDOR
   ATTAINED        PERCEN-        ATTAINED        PERCEN-        ATTAINED        PERCEN-       ATTAINED         PERCEN-
      AGE           TAGE             AGE           TAGE             AGE            TAGE           AGE            TAGE
  ----------     ----------       ---------     ----------      -----------    -----------        ---            ----
40 & below           150%            52             71%             64             22%            91              4%
      41             143             53             64              65             20             92              3%
      42             136             54             57              66             19             93              2%
      43             129             55             50              67             18             94              1%
      44             122             56             46              68             17             95              0%
      45             115             57             42              69             16
      46             109             58             38              70             15
      47             103             59             34              71             13
      48              97             60             30              72             11
      49              91             61             28              73              9
      50              85             62             26              74              7
      51              78             63             24             75-90            5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.


Under these circumstances, any time the accumulation value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the accumulation value below the $40,000 level will not affect the death benefit.

In the foregoing example, the breakpoint of $40,000 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.



PLAN B - VARIABLE BENEFIT


The death benefit is equal to the greater of (a) the stated amount plus the accumulation value on the date of death or (b) the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.


Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.


Under these circumstances, a contract with accumulation value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). An accumulation value of $60,000 will yield a death benefit of $160,000 ($100,000 + $60,000). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the contract's accumulation value. As a result, if the accumulation value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with an accumulation value of $80,000 will provide a death benefit of $200,000 ($80,000 + 150% x $80,000). Similarly, to the extent that accumulation value exceeds $66,667, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the first contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans will not require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.


As a general rule, at times when you wish to have favorable investment performance reflected in higher accumulation value, rather than increased insurance coverage, you should elect the Plan A death benefit. Conversely, at times when you wish to have favorable investment performance reflected in increased insurance coverage, rather than higher accumulation value, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 accumulation value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. While the death benefit under Plan B will be greater than under Plan A for a given stated amount, since the accumulation value is added to stated amount under Plan B but not under Plan A, the cost of insurance included in the monthly deduction will be greater under Plan B than under Plan A assuming the same stated amount. (See "Charges and Deductions - Monthly Deduction" at page 28.) Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be, and vice versa.



DEATH BENEFIT GUARANTEE


We guarantee that the contract will never lapse provided you meet the minimum premium requirement. (See "Premiums Minimum Premiums" at Page 23.) Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge of $.01 per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect.


If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guaranteed may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you (a) double your stated amount or (b) increase your stated amount by $100,000 or more. A new minimum premium will be required to maintain the reinstated death benefit guarantee.


CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount and after two years from the issue date decrease your stated amount by sending us a written request. We may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges. (See "Charges and Deductions - Monthly Deduction" at page 28 and "Surrender Charge" at page 28.)

Increases. An increase is treated in a similar manner to the purchase to a new contract. To obtain an increase, you must submit a supplemental application to us with evidence demonstrating insurability. Depending on your cash value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

The pattern of surrender charges with respect to premiums allocated to an increase will be the same as with a new contract. (See "Charges and Deductions - Surrender Charge" at page 28.) This means that only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premiums paid either before or after such two year period will not be subject to the contingent deferred sales charge.

With respect to premiums allocated to an increase, you will have the same free look, conversion and refund rights with respect to an increase as with the initial purchase of your contract. (See "Premiums - Free Look; Conversion" at page 25 and "Refund Right" at page 26.)


Decreases. You may decrease your stated amount after two years from the issue date or the date of any increase, subject to the following limitations. The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000. Moreover, we will not permit a decrease in stated amount if the contract's cash value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test. If you decrease your stated amount and there are applicable surrender charges (see "Charges and Deductions Surrender Charge" at page 28), we will assess the portion of such surrender charge attributable to the stated amount cancelled by the decrease against the accumulation value of your contract. For purposes of determining the surrender charges on the amount decreased and your cost of insurance charge on your remaining coverage (see "Charges and Deductions - Surrender Charge at page 28; Monthly Deduction" at page 28), a decrease in stated amount will reduce your existing stated amount in the following order: (a) the stated amount provided by your most recent increase, (b) your next most recent increases successively, and (c) your initial stated amount.


                               ACCUMULATION VALUE

Your contract provides certain accumulation value benefits. Subject to certain limitations, you may obtain access to the accumulation value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.

The accumulation value of your contract is the sum of the accumulation values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable account. The general account and the loan collateral account are discussed elsewhere in this prospectus. (See "The General Account - Accumulation Value" at page 34 and "Accumulation Value - Loans" at page 20.)


DETERMINATION OF VARIABLE ACCOUNT ACCUMULATION VALUES

The contract's accumulation value in the variable account may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in the variable account.

The accumulation value of the contract will be calculated initially on the later of the issue date or when we first receive a premium payment, and thereafter on each valuation date. On such initial valuation date, your accumulation value will equal the initial premium paid less the premium expense charge and the first monthly deduction. (See "Charges and Deductions - Premium Expense Charge" at page 27 and "Monthly Deduction" at page 28.) On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in
(2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;


     (2)  is net premiums allocated to the variable account;


     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the general account;


     (4) is interest on contract indebtedness credited to the variable subaccounts;


     (5) is transfers to the loan collateral account in connection with contract loans and reallocations of accumulation value to the general account;


     (6)  is any partial surrender made (and any surrender charge imposed); and

     (7)  is the monthly deduction.


ACCUMULATION UNIT VALUES

 We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Fund.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.


NET INVESTMENT FACTOR
We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

(a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

(b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

(c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks.


LOANS

After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 75% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions - Postponement of Payments" at page 33.) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters" at page 37.)


When a loan is made, accumulation value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your accumulation value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 5% per year. Currently, we credit interest to the loan collateral account at a rate of 6.75% per year, but we may reduce such rate to 5% at any time. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.

We charge interest on loans in advance each year at a rate of 7.4% per year, equivalent to an effective annual rate of 8%. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your accumulation value in each subaccount.


You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.

Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


SURRENDER PRIVILEGES


As an alternative to obtaining access to your accumulation value by using the loan provisions described above, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability. (See "Federal Tax Matters - Contract Proceeds" at page 37.)

You may surrender your contract in full at any time by sending us a written request together with the contract to our home office. The cash surrender value of the contract equals the accumulation value less any applicable surrender charges. (See "Charges and Deductions - Surrender Charge" at page 28.) Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender. (See "General Provisions - Postponement of Payments" at page 33.)

After two years from the issue date, you may obtain a portion of your accumulation value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the cash surrender value, less (a) any outstanding contract indebtedness, (b) an amount sufficient to cover the next two monthly deductions and (c) the service charge of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your contract by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.


Under Plan A, a partial surrender reduces your stated amount. Such surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the most recent increases successively, then the initial stated amount.


Under Plan B, a partial surrender reduces your accumulation value. Such reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.


If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. (See "Death Benefits - Plan A - Level Benefit" at page 15.)


During the first ten contract years and for ten years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year. (For an illustration of the surrender charges applied to partial surrenders of accumulation value, see "Charges and Deductions - Surrender Charge" at page 28.)



MATURITY


We will pay you your accumulation value on the maturity date, reduced by any outstanding contract indebtedness. The maturity date is listed on the specification page and is the end of the contract year nearest your 95th birthday. If we consent, you may continue your contract for up to ten years after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.

                                    PREMIUMS

PURCHASING A CONTRACT


To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 70, but we may do so at our sole discretion. Non-smoker rates are available if you are age 18 or over. We will only issue contracts with stated amounts of $100,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.


You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the premium receipt agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $500,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.

The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. (See "Charges and Deductions - Monthly Deduction" at page 28 and "Surrender Charge" at page 28.) A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated inasmuch as you must satisfy the minimum premium requirement, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.

On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount in connection with the free look right. (See "Premiums - Free Look" at page 25.) On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.


If we reject your application during the review period or you choose to cancel your contract during the free look period, we will refund to you all amounts you have paid under the contract. Consequently, during the application review and free look periods, we bear the investment risk with respect to any amounts you pay under the contract. However, if you do not exercise your free look privilege, your accumulation value will reflect investment performance during the free look period.



PAYMENT OF PREMIUMS Premiums must be paid to us at our home office. Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.


INITIAL PREMIUMS

You must pay an initial premium before we will make your contract effective. Such premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.

MINIMUM PREMIUMS

During the first two contract years, you must satisfy the minimum premium requirement to keep the contract in force. Failure to satisfy the minimum premium requirement during the first two contract years will result in the termination of your contract after expiration of a 61 day grace period. (See "Premiums - Lapse" at page 25.) After the second contract year, you must satisfy the minimum premium requirement to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. (See "Death Benefits - Death Benefit Guarantee" at page 17.) The component of the monthly deduction which is the charge for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect. (See "Charges and Deductions - Monthly Deduction" at page 28.)

To satisfy the minimum premium requirement, you must have paid at any time cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of complete contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach age 70, or ten years from the contract date, if later. At such time, the monthly minimum premium will be substantially increased.

PLANNED PREMIUMS

When you purchase a contract, you will be asked to adopt a planned premium schedule. Such schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to such schedule. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium and the guideline annual premium for your contract. The minimum premium is a level amount necessary to keep the death benefit guarantee in effect. The guideline annual premium is a level amount which should provide the benefits under the contract through age 95 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 5%.

In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that such planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.

We will furnish you an annual report which will show the cash value of your contract one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.

As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your premium payments, net of the premium expense charge (see "Charges and Deductions - Premium Expense Charge" at page 27) among the subaccounts of the variable account and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS


You may transfer the accumulation value of your contract among the subaccounts of the variable account and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future. Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.


To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount. To protect the interests of all contractowners, the Company reserves the right to limit the number, frequency, method or amount of transfers. Transfers from any portfolio of the Fund on any one day may be limited to 1% of the previous day's total net assets of that portfolio if the Company or the Fund, in its or their discretion, believes that the portfolio might otherwise be damaged.


If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a preexisting Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. Contractowners whose transfer requests are not made will be so notified. Current rules of the Commission preclude the Company from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.



DOLLAR COST AVERAGING

The Company administers a Dollar Cost Averaging ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from either the Money Market subaccount or the Bond subaccount to any of the other subaccounts. The DCA program is only available on contracts having a total cash value of at least $10,000. Each transfer under the DCA program must be at least $500, and at least 12 transfers must be scheduled. No transfer fee will be charged for DCA transfers. The Company may discontinue the DCA program at any time.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. Moreover, for transfers from the Bond subaccount, DCA will have the effect of reducing the average price of Bond shares redeemed.


TELEPHONE TRANSFERS

If the contract owner first submits a pre-authorization form to the Company, transfers may be made by telephoning the Company at 1-800-635-3225. The Company will honor pre-authorized telephone transfer instructions from anyone who is able to provide the personal identifying information requested, but reserves the right to refuse to honor any such request if that seems prudent. The Company will use reasonable procedures to confirm that telephone instructions are genuine. (Otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions.) A written confirmation will be sent following each telephone transfer.

LAPSE

Provided you satisfy the minimum premium requirement and thereby keep the death benefit guarantee in effect, your contract will never lapse. If you fail to satisfy the minimum premium requirement during the first two contract years, your contract will lapse after a 61 day grace period. If your contract lapses at any time within two years from the issue date or the date of any increase, you may be entitled to a refund of a portion of the total sales charge otherwise applicable to your contract. (See "Premiums - Refund Right" at page 26.)

If you fail to satisfy the minimum premium requirement after the second contract year and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period commences when we mail such notice. The contract will continue in force throughout the grace period, but if the required premium is not forthcoming, the contract will terminate without value at the end of the grace period. If death occurs during the grace period, the death benefit payable under the contract will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.


REINSTATEMENT

If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated provided you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.


CONVERSION


Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of accumulation value to the general account in connection with such a conversion will be made without charge.



FREE LOOK

You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before the latest of 45 days from the date of your application, 20 days from the date you receive the contract or increase and 10 days after we mail notice of your right to cancel. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase. In some states, applicable law requires that your refund be adjusted by any investment gains or losses.

REFUND RIGHT

Generally, we assess a contingent deferred sales charge if you surrender your contract within the first ten contract years following the contract date or the date of any increase. This is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge. (See "Charges and Deductions - Premium Expense Charge" at page 27.) The contingent deferred sales charge is a percentage of your premium payments made during the first two contract years up to a maximum of two guideline annual premiums. Such percentage varies with age at issue or increase. (See "Charges and Deductions - Surrender Charge" at page 28.) If the surrender takes place during the first two years following the issue date or the date of any increase, however, you will be entitled to a refund of a portion of the total sales charge that otherwise would be assessed: the 4% front-end load plus the contingent deferred sales charge imposed as part of the surrender charge.

The amount of your refund will be the difference between the combined 4% front-end charge and the contingent deferred sales charge described above and the maximum sales charge deductions for the first two contract years described below. The maximum sales charge during the first contract year is the lesser of 30% of premiums paid or 30% of one guideline annual premium plus 9% of any premium payment in excess of such guideline annual premium. During the second contract year, the maximum sales charge is 10% of premium payments up to the guideline annual premium and 9% of any excess. Consequently, if you surrender your contract in full during the second contract year, the contingent deferred sales charge will be limited to 30% of premiums paid in the first contract year up to a guideline annual premium, 10% of premiums paid during the second contract year up to a guideline annual premium and 9% of any premiums paid in excess of a guideline annual premium in either or both years.

Legal requirements in connection with the refund right give rise to a timing disparity for backdated contracts. The contract date is prior to the issue date for a backdated contract. As a result, the refund right will extend beyond the end of the second contract year for such contracts. To avoid any difference in treatment between backdated and non-backdated contracts, we have structured the contingent deferred sales charge to apply only to certain premium payments made during the first two contract years. As a result, the refund right applies to the same premium payments for both backdated and non-backdated contracts, even though the right lasts longer in terms of contract months and years for the latter type of contract.

Illustration of Refund. Assume that you are 45 years old, have paid $1,500 in premiums in each of the first two contract years; your guideline annual premium is $1,000; and still in the second contract year you decide to surrender your contract.

In the absence of a refund right, we would assess a contingent deferred sales charge of $920 (46% of $2,000, which is actual premiums paid up to two guideline annual premiums in the first two contract years, there being no contingent deferred sales charge on the $1,000 of premium payments in excess of two guideline annual premiums). The $920 contingent deferred sales charge is in addition to the $120 (4% of $3,000) charged as front-end sales load. Thus, in the absence of a refund right, a total of $1,040 would be charged.

Based on the formula described above, however, the maximum allowable sales charge in the second contract year is $490, which is the sum of $300 (30% of $1,000, which is actual payments in the first contract year up to a guideline annual premium) plus $100 (10% of $1,000, which is actual payments in the second contract year up to a guideline annual premium) plus $90 (9% of $1,000, which is actual payments in excess of a guideline annual premium in both contract years). Consequently, upon surrender, you would receive your cash surrender value plus $550 ($1,040 less $490, which is the difference between the combined 4% front-end sales load ($120) plus the contingent deferred sales charge generally applicable ($920) (totaling $1,040) and the maximum allowable sales charge in the second contract year ($490)).

In addition, if your contract lapses within two years of the issue date or the date of any increase, you will be entitled to a refund of a portion of the combined 4% front-end sales load and the contingent deferred sales charge allocated to your initial contract or increase during the first two contract years. The amount of such refund will be calculated in the same manner as described above with respect to surrenders, except that any amounts applied to keep your contract in force during the grace period will be offset against such refund. (See "Premiums - Lapse" at page 25).


                             CHARGES AND DEDUCTIONS


We make charges against or deductions from premium payments, accumulation values and contract surrenders in the manner described below.



PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge has two components: a sales load and a charge for the state premium tax and any other state and local taxes applicable to your contract.

Sales Load. The contract is subject to a level sales load of 4% of all premiums paid. Such sales load partially compensates us for our sales and distribution expenses, including agents' commissions, advertising and the printing of prospectuses and sales literature. Upon full and certain partial surrenders and decreases in your stated amount during the first ten contract years, we also impose a contingent deferred sales charge. (See "Charges and Deductions Surrender Charge" at page 28.)

The same loading pattern is applied to the portion of premiums paid subsequent to an increase in stated amount which are allocated to such increase. (See "Death Benefits - Changes in Stated Amount" at page 17.)

The sales charge in any contract year is not necessarily related to actual distribution expenses incurred in that year. Instead, we expect to incur the majority of distribution expenses in the first contract year and to recover any deficiency over the life of the contract and from our general assets, including amounts derived from the mortality and expense risk charge and from mortality gains. We have reviewed this arrangement and concluded that the distribution financing arrangement will benefit the variable account and contractowners.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 2% to 4%.


REDUCTION OF SALES LOAD


We also offer contracts which provide for reduction of the sales load for some policyholders of the Company or Ohio National Life who roll over existing universal or whole life insurance policies which they have owned for at least one year. No sales load is assessed against existing accumulation value rolled over at issue of the contract. In addition, future premium payments allocated to the rolled over stated amount will be assessed only the level 4% sales load. No contingent deferred sales charge is assessed in connection with the rolled over stated amount.



OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.

The amount of the credit equals 45% of the first contract year's minimum premium and 45% of the minimum premium attributable to any increase in stated amount for the year of such increase, plus 6.5% of any first year premium paid in excess of the minimum premium, and 6.5% of the total premiums paid in the second through sixth contract years. The Company credits the general account of the employee's contract in the foregoing amounts at the times premium payments are made by the employee.


MONTHLY DEDUCTION


As of the contract date and each subsequent process day, we will deduct from the accumulation value of your contract a monthly deduction to cover certain charges and expenses incurred in connection with the contract.


The monthly deduction consists of (1) the cost of insurance, (2) an administration charge of $5 for the cost of establishing and maintaining contract records and processing applications and notices, (3) a risk charge of $.01 per $1,000 of your stated amount for the risk associated with the death benefit guarantee, and (4) the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, rate class and the length of time since issue. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary mortality table, with assumed interest at the rate of 5% per year. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

(ii) is the death benefit at the beginning of the contract month divided by 1.0040741; and


(iii) is accumulation value at the beginning of the contract month.


In connection with certain employer-related plans, cost of insurance rates may not be based on sex. (See "Employee Benefit Plans" at page 38.)


RISK CHARGE


Your accumulation value in the variable account, but not your accumulation value in the general account, will also be subject to a risk charge intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks assumed by us include the risks of greater than anticipated mortality and expenses.



SURRENDER CHARGE


After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders. Such surrender charge consists of two components: (1) a contingent deferred sales charge, which applies to your initial contract for ten years from the contract date and to any increase for ten years from the effective date of such increase, and (2) a contingent deferred insurance underwriting charge, which applies for seven years from such dates.

If you surrender your contract in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value, except during the first two years from the date of issue or increase. If you surrender your contract in full or it lapses during the two years following the issue date and the effective date of any increase, you are entitled to a refund of a portion of the total sales charge applicable to your initial contract or increase. (See "Premiums - Refund Right" at page 26.) If you decrease the stated amount of your contract while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.


Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.


For example, assume a contract which now has, and at the end of the previous contract year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25%-10%) of the total surrender charge. (.15 x $1,100 $165) and reduce your accumulation value by that amount.

Contingent Deferred Sales Charge. The contingent deferred sales charge for your initial contract is a percentage of premiums paid in the first two contract years up to two guideline annual premiums. You are only required to pay a minimum premium. If you pay higher premiums in the first two contract years, your contract will be subject to a higher contingent deferred sales charge then if you paid only such minimums. Similarly, only premiums allocated to an increase within two years after such increase up to two guideline annual premiums for such increase will be subject to the contingent deferred sales charge. Accordingly, any premium paid either before or after such two year period will not be subject to the contingent deferred sales charge. The contingent deferred sales charge takes effect only if your contract lapses or you surrender your contract, in whole or in part, or decrease your stated amount, during the first ten contract years following the issue date or the date of any increase.


The contingent deferred sales charge for an increase is a percentage of premiums allocated to such increase during the two years following the effective date of such increase. (See "Death Benefits - Changes in Stated Amount" at page 17.) The contingent deferred sales charge percentages are scaled by age at issue or increase, as set forth in the following table:

      AGE AT
     ISSUE OR                                                                                                   74 AND
     INCREASE            0-55             55-60             61-65             66-68            69-73             OVER
     --------            ----             -----             -----             -----            -----             ----
      Charge              46%              38%               30%               26%              20%               13%

This charge is in addition to the 4% of premiums deducted for sales load as a component of the premium expense charge. (See "Charges and Deductions - Premium Expense Charge" at page 27.)


While we are not obligated to do so under the contract, it is our current intention to grade-off the contingent deferred sales charge over the ten year period to which it applies. The table below shows the percentage of the total of such charge that we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.


                YEAR                             PERCENTAGE OF TOTAL CHARGE
                ----                             --------------------------
                  1                                         100%
                  2                                         100%
                  3                                         100%
                  4                                         100%
                  5                                         100%
                  6                                         100%
                  7                                          80%
                  8                                          60%
                  9                                          40%
                 10                                          20%

Pursuant to the terms of your contract, we reserve the right to impose 100% of the contingent deferred sales charge in each of the ten years. We guarantee only that we will not impose such a charge more than ten years after issue or an increase in stated amount.

Contingent Deferred Insurance Underwriting Charge. The contingent deferred insurance underwriting charge varies with age at issue or increase and is expressed as an amount per thousand dollars of your stated amount and therefore varies with the size of your contract as well. Such variation is limited, however, in that such charge only applies to the first $500,000 of your stated amount. The charges per thousand dollars of stated amount and the maximum charges by virtue of the $500,000 cap are set forth in the following table:

         AGE AT ISSUE                                                                                61 AND
         OR INCREASE                0-40                  41-50                 51-60                OVER
         -----------                ----                  -----                 -----                ----
         Charge per                 $3.00                 $4.00                 $5.00                $6.00
         $1.000 of
         Stated Amount
         Maximum                    $1,500                $2,000                $2,500               $3,000


While we are not obligated to do so under the contract, it is our current intention to grade-off the contingent deferred insurance underwriting charge in accordance with the following table. The table shows the percentage to total such charge we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.


                   YEAR                           PERCENTAGE OF TOTAL CHARGE
                   ----                           --------------------------
                     1                                       100%
                     2                                       100%
                     3                                       100%
                     4                                       100%
                     5                                        75%
                     6                                        50%
                     7                                        25%

Under the terms of your contract, we reserve the right to impose 100% of the contingent deferred insurance underwriting charge in each of seven successive years. We guarantee only that we will not impose such a charge more than seven years after issue or an increase in stated amount.

The contingent deferred insurance underwriting charge is intended to compensate us for certain insurance underwriting costs, including the selection and classification of risks and processing medical evidence of insurability.


SERVICE CHARGES

A charge that is currently $3 and is guaranteed not to exceed $15 will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the general account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $25, is charged for any illustration of benefits and values that you may request after the issue date. All such fees are no greater than anticipated expenses in providing such services.

OTHER CHARGES


We also reserve the right to charge the assets of each subaccount and the general account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Fund pays certain expenses that affect the value of your contract. The principal expense at the Fund level is an investment advisory fee which, for the Equity, Bond, Omni and Social Awareness Portfolios is at the annual rate of 0.60% of the first $100 million of average daily net assets of each of those portfolios, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of all portfolio assets in excess of $2 billion. For the Money Market Portfolio, the fee is 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of all assets in excess of $1 billion. Presently, with respect to the Money Market Portfolio, the Adviser is waiving any of its fee in excess of 0.25%. For the International and Global Contrarian Portfolios, the fee is 0.90% of each portfolio's average daily net assets, of which 0.75% is paid by the Adviser to SGAM. For the Capital Appreciation, Small Cap, and Aggressive Growth Portfolios, the fee is 0.80% of the average daily net assets of each of those portfolios. The Adviser then pays TRPA a fee at an annual rate of 0.70% of the first $5 million and 0.50% of average daily net asset value in excess of $5 million for the Capital Appreciation Portfolio. The Adviser pays FAM a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of average daily net asset value in excess of $150 million for the Small Cap Portfolio. The Adviser pays SCM a fee at an annual rate of 0.70% of the first $50 million and 0.50% of average daily net asset value in excess of $50 million for the Aggressive Growth Portfolio. For the Core Growth Portfolio, the fee is 0.95% of the first $150 million of average daily net assets and 0.80% of all assets in excess of $150 million. The Adviser then pays PBA a fee at an annual rate of 0.75% of the first $50 million, 0.70% of the next $100 million and 0.50% of average daily net assets in excess of $150 million for the Core Growth Portfolio. For the Growth & Income Portfolio, the fee is 0.85% of the first $200 million of average daily net assets and 0.80% of all assets in excess of $200 million. The Adviser then pays RSIM a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million and 0.50% of average daily net assets in excess of $200 million for the Growth & Income Portfolio. For the S&P 500 Index Portfolio, the fee is 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of all assets in excess of $250 million. (See the attached Fund prospectus for a full description of all expenses and fees payable by the Fund.)



                               GENERAL PROVISIONS

VOTING RIGHTS


We will vote the Fund shares held in the various subaccounts of the variable account at regular and special shareholder meetings of the Fund in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund shares held by the variable account which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in the variable account. Each person having a voting interest will receive proxy material, reports and other material relating to the Fund.

Similarly, we will vote Fund shares held by variable annuity separate accounts in accordance with instructions received from annuity owners. Fund shares owned by Ohio National Life that are held by such variable annuity separate accounts will be voted in proportion to the voting instructions received from contractowners.


We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of the variable account or would result in the purchase of securities for the variable account which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.


ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Fund should no longer be available for investment or if, in the judgment of management, further investment in shares of the Fund would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of the variable account will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.

Each class of Fund shares is subject to certain investment restrictions which may not be changed without the approval of the majority of such shares. For details concerning such restrictions, see the accompanying prospectus for the Fund.


ANNUAL REPORT


Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.


We will also make available a projection report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the cash value of your contract one year from the date of the report. We may charge a fee of not more than $25 for this report and if you ask for more than one annual report.


LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:


     (i)  is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.



SUICIDE

The contract does not cover the risk of suicide within two years from the contract date or two years from the date of any increase in stated amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.


BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.


POSTPONEMENT OF PAYMENTS


Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of contractowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the variable account's net assets. The Company may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.



ASSIGNMENT

The contract may be assigned as collateral security. We must be notified in writing if the contract has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.


NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions. No dividends are payable with respect to the contract.

                               THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.


GENERAL DESCRIPTION

The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.


You may elect to allocate net premiums to the general account or to transfer accumulation value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your cash value in the general account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to the variable account are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract. (See "Premiums - Transfers" at page 24.)




ACCUMULATION VALUE

The accumulation value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, less a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the general account will not be less than the amount of the net premiums allocated or accumulation value transferred to the general account, plus interest at the rate of 5% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and interest thereon or transfers to the variable account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 5% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 5% per year. The accumulation value in the general account will be calculated on each valuation date.



OPTIONAL INSURANCE BENEFITS


Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of cost of insurance, waiver of premium, and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions - Monthly Deduction" at page 28.)

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the contract (see "Death Benefits" at page 15), any proceeds may be paid in any of the five methods described in your contract. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We reserve the right to change the interval of payments if necessary to increase the payments to at least $25 each.




                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

At the date of this prospectus, ONESCO was the principal underwriter of the contracts. However, pending receipt of necessary regulatory approvals, Ohio National Equities, Inc., a new wholly-owned subsidiary of Ohio National Life, will become the principal underwriter. The Company, pursuant to a distribution and service agreement with the principal underwriter, reimburses the principal underwriter for any expenses incurred by it in connection with the distribution of the contracts. At the end of each calendar quarter, the principal underwriter pays the Company an amount equal to one-sixteenth of one percent of the average daily amount of assets of the contract maintained in the Fund during that quarter. This agreement may be terminated at any time by either party on 60 days' written notice.

                            MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS

                                            RELATIONSHIP                                PRINCIPAL OCCUPATION
NAME                                        WITH COMPANY                                AND BUSINESS ADDRESS
----                                        ------------                                --------------------
Paul L.  Bergmann                           Vice President, Financial                   The Ohio National Life
                                            Control                                     Insurance Company*
Michael A.  Boedeker                        Vice President, Fixed Income                The Ohio National Life
                                            Securities                                  Insurance Company*
Joseph P. Brom                              Director and Senior Vice President          The Ohio National Life
                                            & Chief Investment Officer                  Insurance Company*
David W. Cook                               Senior Vice President and Actuary           The Ohio National Life
                                                                                        Insurance Company*
Robert M.   DiTommaso                       Vice President, Career Marketing            The Ohio National Life
                                                                                        Insurance Company*
Ronald J.  Dolan                            Director and Senior Vice President          The Ohio National Life
                                            & Chief Financial Officer                   Insurance Company*
David B.  O'Maley                           Director and Chairman,                      The Ohio National Life
                                            President & Chief Executive Officer         Insurance Company*
George B.  Pearson                          Vice President, PGA Marketing               The Ohio National Life
                                                                                        Insurance Company*
Dallas L.  Pennington                       Vice President, Information                 The Ohio National Life
                                            Systems                                     Insurance Company*
D.  Gates Smith                             Senior Vice President, Sales                The Ohio National Life
                                                                                        Insurance Company*
Michael D.  Stohler                         Vice President, Mortgages &                 The Ohio National Life
                                            Real Estate                                 Insurance Company*
Stuart G.  Summers                          Director and Senior Vice President          The Ohio National Life
                                            and General Counsel                         Insurance Company*
Donald J.  Zimmerman                        Director, Senior Vice President,            The Ohio National Life
                                            Insurance Operations                        Insurance Company*
                                            and Secretary



*Principal Business Address is:
One Financial Way
Cincinnati, Ohio 45242


The officers, directors and employees of the Company who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.



                                    CUSTODIAN


Pursuant to a written agreement, Star Bank, N.A.,425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of the variable account. The fee of the custodian for services rendered to the variable account is paid by the Company. The custodian also provides valuation and certain recordkeeping services to the variable account, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of the variable account.

                         STATE REGULATION OF THE COMPANY

The Company is organized under the laws of the State of Ohio and is subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Superintendent examines the assets and liabilities of the Company and of the variable account and verifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least every five years.

In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.


                               FEDERAL TAX MATTERS

The following description is a brief summary of some of the Code provisions which, in the Company's opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.


CONTRACT PROCEEDS

The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of the federal income tax.


Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made (i) after the taxpayer's attaining age 59-1/2, (ii) as a result of his or her disability or (iii) in one of several prescribed forms of annuity payments.

Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's accumulation value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)


Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.

CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a modified endowment contract under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a modified endowment contract.


RIGHT TO CHARGE FOR COMPANY TAXES

The Company is presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against the variable account for the Company's federal taxes, or provision made for such taxes, that may be attributable to the variable account. However, we may in the future charge each subaccount of the variable account for its portion of any tax charged to us in respect of such subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against the variable account. Any such charges against the variable account or its subaccounts could have an adverse effect on the investment performance of such subaccounts.


                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


                                LEGAL PROCEEDINGS

There are no legal proceedings to which the variable account is a party or to which the assets of any of the subaccounts thereof are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the variable account.


                                  LEGAL MATTERS

Jones & Blouch L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and the Company's right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Second Vice President and Counsel of Ohio National Life.


                                     EXPERTS


The financial statements of Variable Account R as of December 31, 1995 and for each of the periods indicated herein and the financial statements of the Company as of December 31, 1995 and for the year then ended included in this prospectus have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The audited financial statements of the Company (a wholly-owned subsidiary of Ohio National Life) have been prepared in accordance with generally accepted accounting principles. The report on the financial statements of the Company refers to a change in accounting and reporting by mutual life insurance enterprises and by insurance enterprises for certain long-duration participating contracts in 1995.


Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.


                             REGISTRATION STATEMENT

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning the variable account, the Company and the contract offered hereby. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the contract. They should not be considered as bearing on the investment performance of the assets held in the variable account.


                        OHIO NATIONAL VARIABLE ACCOUNT R

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
       Ohio National Life Assurance Corporation

The Contract Owners
       Ohio National Variable Account R

We have audited the accompanying statements of assets and contract owner's equity of Ohio National Variable Account R as of December 31, 1995, and the related statement of operations, changes in contract owners' equity and schedules of changes in unit values for each of the periods indicated herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by examination of the underlying mutual fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Variable Account R at December 31, 1995, and the results of its operations, changes in contractowners' equity and changes in unit values for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Cincinnati, Ohio
January 26, 1996

                        OHIO NATIONAL VARIABLE ACCOUNT R
                STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY

                                December 31, 1995


                                                    MONEY
                                  EQUITY            MARKET             BOND              OMNI          INTERNATIONAL
                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                ----------        ----------        ----------        ----------       -------------
Assets - Investments
at market value
(note 2)                       $16,037,147       $   671,215       $   526,383       $ 5,159,728       $ 8,125,877
                               ===========       ===========       ===========       ===========       ===========

Contract owners' equity:
   Contracts in
   accumulation
   period (note 3)             $16,037,147       $   671,215       $   526,383       $ 5,159,728       $ 8,125,877
                               ===========       ===========       ===========       ===========       ===========


                                 CAPITAL           SMALL             GLOBAL            AGGRESS.
                               APPRECIATION         CAP              CONTR.             GROWTH
                                SUBACCOUNT       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                               ------------      ----------        ----------         ----------
Assets - Investments
at market value
(note 2)                       $ 1,238,994       $ 1,674,007           232,012           442,081
                               ===========       ===========       ===========       ===========

Contract owners' equity:
   Contracts in
   accumulation
   period (note 3)             $ 1,238,994       $ 1,674,007           232,012           442,081
                               ===========       ===========       ===========       ===========




   The accompanying notes are an integral part of these financial statements.

                        OHIO NATIONAL VARIABLE ACCOUNT R

         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                      FOR THE THREE YEARS ENDED DECEMBER 31




                                                                     EQUITY                             MONEY
                                                                   SUBACCOUNT                           MARKET
                                           --------------------------------------------------         SUBACCOUNT
                                                1995               1994                1993               1995
                                                ----               ----                ----               ----
Investment activity:
     Reinvested capital gains
       and dividends
                                           $    377,916       $    312,185        $    228,872       $     24,454
                                           ------------       ------------        ------------       ------------
Realized and unrealized gain
     (loss)  on investments:
        Realized gain (loss)                    137,099             76,820              62,035                140
        Unrealized gain (loss)                2,656,620           (358,845)            738,010                  0
                                           ------------       ------------        ------------       ------------
         Net gain (loss) on
           investments                        2,793,719           (282,025)            800,045                140
                                           ------------       ------------        ------------       ------------
             Net investment activity          3,171,635             30,160           1,028,917             24,594
                                           ------------       ------------        ------------       ------------

Equity transactions:
     Sales:
        Contract purchase payments            3,786,276          3,311,520           2,490,654          2,749,849
        Transfers from fixed and
          other subaccounts                   1,036,068          1,199,000           1,156,965            478,053
                                           ------------       ------------        ------------       ------------
                                              4,822,344          4,510,520           3,647,619          3,227,902
                                           ------------       ------------        ------------       ------------
Redemptions:
     Withdrawals and surrenders                 325,573            246,089             303,031             24,538
     Transfers to fixed and
       other subaccounts                      1,127,609          1,309,525             888,301          2,921,107
Cost of insurance and
      administrative fee                      1,261,061          1,039,221             810,300            119,220
                                           ------------       ------------        ------------       ------------

                                              2,714,243          2,594,835           2,001,632          3,064,865
                                           ------------       ------------        ------------       ------------
      Net equity transactions                 2,108,101          1,915,685           1,645,987            163,037
                                           ------------       ------------        ------------       ------------
Risk and administrative
      expense (note 4)                           99,621             74,431              57,058              3,384
                                           ------------       ------------        ------------       ------------

       Net change in contract
          owners' equity                      5,180,115          1,871,414           2,617,846            184,247
Contract owners' equity:
     Beginning of period                     10,857,032          8,985,618           6,367,772            486,968
                                           ------------       ------------        ------------       ------------
     End of period                         $ 16,037,147       $ 10,857,032        $  8,985,618       $    671,215
                                           ============       ============        ============       ============


                                                        MONEY
                                                       MARKET                                   BOND
                                                     SUBACCOUNT                              SUBACCOUNT
                                           -------------------------------         -------------------------------
                                               1994                1993                1995                1994
                                               ----                ----                ----                ----
Investment activity:
     Reinvested capital
       gains and dividends                 $     14,204        $      6,282        $     19,903        $     18,388
                                           ------------        ------------        ------------        ------------
Realized and unrealized gain
     (loss)  on investments:
        Realized gain (loss)                         --                  --                  --              (1,030)
        Unrealized gain (loss)                       --                (218)                (78)            (26,390)
                                           ------------        ------------        ------------        ------------
         Net gain (loss) on
           investments                               --                (218)            (44,832)            (27,420)
                                           ------------        ------------        ------------        ------------
             Net investment activity             14,204               6,064              44,754              (9,032)
                                           ------------        ------------        ------------        ------------

Equity transactions:
     Sales:
        Contract purchase payments            3,427,468           1,747,695              64,657             103,680
        Transfers from fixed and
          other subaccounts                     588,864             273,749             108,837              40,481
                                           ------------        ------------        ------------        ------------
                                              4,016,332           2,021,444             254,991             144,161
                                           ------------        ------------        ------------        ------------
Redemptions:
     Withdrawals and surrenders                   2,746              11,533               5,704              15,725
     Transfers to fixed and
       other subaccounts                      3,962,531           1,709,310              32,704              19,557
Cost of insurance and
      administrative fee                        124,019              66,464              41,769              28,012
                                           ------------        ------------        ------------        ------------

                                              4,089,296           1,787,307              80,177              63,294
                                           ------------        ------------        ------------        ------------
      Net equity transactions                   (72,964)            234,137             174,814              80,867
                                           ------------        ------------        ------------        ------------
Risk and administrative
      expense (note 4)                            2,923               1,714               2,892               1,792
                                           ------------        ------------        ------------        ------------
       Net change in contract
          owners' equity                        (61,683)            238,487             236,579              70,043
Contract owners' equity:
     Beginning of period                        548,651             310,164             289,804             219,761
                                           ------------        ------------        ------------        ------------
     End of period                         $    486,968        $    548,651        $    526,383        $    289,804
                                           ============        ============        ============        ============


                                               BOND                                   OMNI
                                            SUBACCOUNT                             SUBACCOUNT
                                                                  ----------------------------------------------
                                               1993               1995               1994                1993
                                               ----               ----               ----                ----


Investment activity:
     Reinvested capital
       gains and dividends                 $     11,491       $    122,957       $    118,097        $     80,190
                                           ------------       ------------       ------------        ------------
Realized and unrealized gain
     (loss)  on investments:
        Realized gain (loss)                      1,854             31,864             22,179              24,768
        Unrealized gain (loss)                    3,300            725,434           (155,096)            152,337
                                           ------------       ------------       ------------        ------------
         Net gain (loss) on
           investments                            5,154            757,298           (132,917)            177,105
                                           ------------       ------------       ------------        ------------
             Net investment activity             16,645            880,255            (14,820             257,295
                                           ------------       ------------       ------------        ------------

Equity transactions:
     Sales:
        Contract purchase payments               73,143          1,092,988          1,072,401             639,946
        Transfers from fixed and
          other subaccounts                      48,401            370,752            841,401             420,385
                                           ------------       ------------       ------------        ------------
                                                121,544          1,463,740          1,913,802           1,060,331
                                           ------------       ------------       ------------        ------------
Redemptions:
     Withdrawals and surrenders                   7,847             67,498             58,256              36,030
     Transfers to fixed and
       other subaccounts                         31,658            314,014            497,884             240,581
Cost of insurance and
      administrative fee                         20,437            381,402            308,606             185,805
                                           ------------       ------------       ------------        ------------

                                                 59,942            762,914            864,746             462,416
                                           ------------       ------------       ------------        ------------
      Net equity transactions                    61,602            700,826          1,049,056             597,915
                                           ------------       ------------       ------------        ------------
Risk and administrative
      expense (note 4)                            1,362             33,258             21,835              16,214
                                           ------------       ------------       ------------        ------------
       Net change in contract
          owners' equity                         76,885          1,547,823          1,012,401             838,996
Contract owners' equity:
     Beginning of period                        142,876          3,611,905          2,599,504           1,760,508
                                           ------------       ------------       ------------        ------------
     End of period                         $    219,761       $  5,159,728       $  3,611,905        $  2,599,504
                                           ============       ============       ============        ============


   The accompanying notes are an integral part of these financial statements.
                                                                     (continued)

                        OHIO NATIONAL VARIABLE ACCOUNT R
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                FOR THE THREE YEARS ENDED DECEMBER 31 (CONTINUED)


                                                                                                    CAPITAL
                                                            INTERNATIONAL (a)                    APPRECIATION
                                                               SUBACCOUNT                         SUBACCOUNT
                                                ----------------------------------------
                                                1995              1994              1993              1995
                                                ----              ----              ----              ----
Investment activity:
    Reinvested capita:
     gains and dividends ............       $   214,290       $    33,042       $       426       $    18,585
                                            -----------       -----------       -----------       -----------

Realized and unrealized
   gain (loss) on investments:
       Realized gain (loss) .........            26,863             4,970             4,044             2,645
       Unrealized gain (loss) .......           540,676           110,549           110,549            94,813
                                            -----------       -----------       -----------       -----------
         Net gain (loss) on
           investments ..............           567,539            70,353           114,593            97,458
                                            -----------       -----------       -----------       -----------
           Net investment activity..            781,829           103,395           115,019           116,043
                                            -----------       -----------       -----------       -----------

Equity transactions:
    Sales:
      Contract purchase payments ....         2,976,009         2,195,400           277,695           422,829
      Transfers from fixed and
        other subaccounts ...........         1,049,632         2,581,376           898,376           696,659
                                            -----------       -----------       -----------       -----------
                                              4,025,641         4,776,776         1,176,461         1,119,488
                                            -----------       -----------       -----------       -----------
Redemptions:
     Withdrawals and surrenders .....           135,907            22,335                 7             4,024
     Transfers to fixed and
        other subaccounts ...........           770,875           388,971           179,300            84,065
     Cost of insurance and
       administrative fee ...........           796,919           448,228            39,052            87,472
                                            -----------       -----------       -----------       -----------
                                              1,703,701           859,534           218,359           175,561
                                            -----------       -----------       -----------       -----------
           Net equity transactions ..         2,321,940         3,917,242           958,102           943,927
                                            -----------       -----------       -----------       -----------

Risk and administrative
    expense (note 4) ................            49,434            19,907             2,309             4,732
                                            -----------       -----------       -----------       -----------
      Net change in contract
        owners' equity ..............         3,054,335         4,000,730         1,070,812         1,055,238
Contract owners' equity:
     Beginning of period ............         5,071,542         1,070,812                 0           183,756
                                            -----------       -----------       -----------       -----------
     End of period ..................       $ 8,125,877       $ 5,071,542       $ 1,070,812       $ 1,238,994
                                            ===========       ===========       ===========       ===========


                                              CAPITAL                                                 GLOBAL         AGGRESSIVE
                                            APPRECIATION                 SMALL CAP                CONTRARIAN(c)       GROWTH(c)
                                             SUBACCOUNT                 SUBACCOUNT                  SUBACCOUNT       SUBACCOUNT
                                                                  ----------------------
                                               1994               1995              1994               1995              1995
                                               ----               ----              ----               ----              ----
Investment activity:
    Reinvested capita:
     gains and dividends ............       $       992        $     2,690       $     1,872        $       523       $    12,789
                                            -----------        -----------       -----------        -----------       -----------

Realized and unrealized
   gain (loss) on investments:
       Realized gain (loss) .........               (42)            13,224                 3              1,419             5,130
       Unrealized gain (loss) .......            (1,734)           208,534             2,560              5,122            15,468
                                            -----------        -----------       -----------        -----------       -----------
         Net gain (loss) on
           investments ..............            (1,776)           221,758             2,563              6,541            20,598
                                            -----------        -----------       -----------        -----------       -----------
           Net investment activity ..              (784)           224,448             4,435              7,064            33,387
                                            -----------        -----------       -----------        -----------       -----------

Equity transactions:
    Sales:
      Contract purchase payments ....            42,626            632,636            57,962            106,879           140,955
      Transfers from fixed and
        other subaccounts ...........           150,290            786,952           235,806            182,691           336,663
                                            -----------        -----------       -----------        -----------       -----------
                                                192,916          1,419,588           293,768            289,590           477,618
                                            -----------        -----------       -----------        -----------       -----------
Redemptions:
     Withdrawals and surrenders .....             2,847              5,965             4,056             10,420               307
     Transfers to fixed and
        other subaccounts ...........                 0            127,447                 0             42,262            46,146
     Cost of insurance and
       administrative fee ...........             5,760            121,558             2,872             11,400            21,574
                                            -----------        -----------       -----------        -----------       -----------
                                                  8,607            254,970             6,928             64,082            68,027
                                            -----------        -----------       -----------        -----------       -----------
           Net equity transactions ..           184,309          1,164,618           286,840            225,488           409,591
                                            -----------        -----------       -----------        -----------       -----------

Risk and administrative
    expense (note 4) ................              (231)             6,411               (77)               540               897
                                            -----------        -----------       -----------        -----------       -----------
      Net change in contract
        owners' equity ..............           183,756          1,382,655           291,352            232,012           442,081
Contract owners' equity:
     Beginning of period ............                 0            291,352                 0                  0                 0
                                            -----------        -----------       -----------        -----------       -----------
     End of period ..................       $   183,756        $ 1,674,007       $   291,352        $   232,012       $   442,081
                                            ===========        ===========       ===========        ===========       ===========



a)  Commenced operations April 30, 1993
b)  Commenced operations May 1. 1994
c)  Commenced operations March 31, 1995

   The accompanying notes are an integral part of these financial statements.

                        OHIO NATIONAL VARIABLE ACCOUNT R
                          Notes to Financial Statements

                                December 31, 1995

(1)   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Ohio National Variable Account R (the Account) is a separate account of Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

      Assets of the Account are invested in shares of Ohio National Fund, Inc. (the Fund), a diversified open-end management investment company. The Fund's investments are subject to varying degrees of market, interest and financial risk; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

      Investments are valued at the net asset value of fund shares held. Share transactions are recorded on the trade dates. Income and capital gains distributions are recorded on the ex-dividend dates. Net realized capital gain or loss is determined on the basis of average cost.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)   INVESTMENTS

      At December 31, 1995 the aggregate cost and number of shares of Ohio National Fund, Inc. owned by the respective subaccounts were:

                                  MONEY                                               CAPITAL        SMALL      GLOBAL     AGGRESS.
                     EQUITY      MARKET        BOND         OMNI     INTERNATIONAL  APPRECIATION       CAP       CONTR.     GROWTH
                   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                   ----------  ----------   ----------   ----------  -------------  -----------   ----------  ----------  ----------

Aggregate cost   $12,485,721   $671,215      $501,079   $4,290,181  $7,409,670     $1,145,915    $1,462,913   $226,889    $426,613
Number of shares     561,063     67,122        48,164      293,171     564,929        103,353       105,602     21,477      37,325


(3)   Contracts in Accumulation Period

      At December 31, 1994 the accumulation units and value per unit of the respective subaccounts and products were:

                                               ACCUMULATION UNITS                        VALUE PER UNIT
                                               ------------------                        --------------
      Equity Subaccount                            756,738.161                            $21.192465
      Money Market Subaccount                       44,137.243                             15.207452
      Bond Subaccount                               29,429.438                             17.886274
      Omni Subaccount                              256,617.487                             20.106689
      International Subaccount                     547,590.116                             14.839342
      Capital Appreciation Subaccount              102,313.519                             12.109778
      Small Cap Subaccount                         123,222.147                             13.585277
      Global Contrarian Subaccount                  21,426.936                             10.828053
      Aggressive Growth Subaccount                  35,018.974                             12.624042

                        OHIO NATIONAL VARIABLE ACCOUNT R
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 1995

(4)   RISK AND ADMINISTRATIVE EXPENSE

      Although variable life payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charges will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of 0.75% of the contract value.

(5)   CONTRACT CHARGES

      Each premium payment is subject to a premium expense charge. The premium expense charge has two components:

          (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%.

          (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.

      A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

      The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.

      A service charge is imposed on each transfer of accumulation values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

      ONLAC charges a monthly deduction from the contract value for the cost of insurance and the cost of additional insurance benefits provided by rider.

(6)   FEDERAL INCOME TAXES

      Operations of the Account form part of and are taxed with, operations of ONLAC which is taxed as a life assurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

(7)   SCHEDULE 1

      Schedule 1 presents the components of the change in the unit values, which are the basis for determining contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

      -   Beginning unit value
      -   Reinvested capital gains and dividends
           (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the Underlying mutual fund.)
      -   Unrealized gain (loss)
           (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the fund.)
      -   Contract charges
           (This amount reflects the decrease in the unit value due to Risk and Administrative Expenses discussed in note 4 to the financial statements.)
      -   Ending unit value
      -   Percentage increase (decrease) in unit value.

                                                                      SCHEDULE 1


                        OHIO NATIONAL VARIABLE ACCOUNT R

                   Schedules of Changes in Unit Values
              For the Years Ended December 31, 1995, 1994, and 1993

                                                                    MONEY
                                                EQUITY              MARKET             BOND                OMNI
                                              SUBACCOUNT          SUBACCOUNT        SUBACCOUNT          SUBACCOUNT
                                              ----------          ----------        ----------          ----------
1995
Beginning unit value                           16.785643          14.507086          15.156742          16.502872
Reinvested capital gains and dividends          0.535931           0.711525           0.850369           0.518180
Realized and gain (loss)                        3.885373           0.000000           1.891702           3.099521
Contract charges                               -0.014482          -0.011159          -0.012539          -0.012884
Ending unit value                              21.192465          15.207452          17.886274          20.106689
Percentage increase (decrease) in unit
   value*                                           26.3%               4.8%              18.0%              21.8%

1994
Beginning unit value                           16.870045          14.054459          15.879641          16.714665
Reinvested capital gains and dividends          0.531001           0.463316           1.153660           0.611008
Realized and gain                              -0.602749           0.000000          -1.865057          -0.810420
Contract charges                               -0.012654          -0.010689          -0.011502          -0.012381
Ending unit value                              16.785643          14.507086          15.156742          16.502872
Percentage increase in unit value*                  -0.5%               3.2%              -4.6%              -1.3%%

1993
Beginning unit value                           14.896910          13.781750          14.453563          14.922047
Reinvested capital gains and dividends          0.471205           0.283155           0.977909           0.586979
Realized and gain (loss)                        1.513783           0.000000           0.459782           1.217593
Contract charges                               -0.011853          -0.010446          -0.011613          -0.011954
Ending unit value                              16.870045          14.054459          15.879641          16.714665
Percentage increase in unit value*                  13.2%               2.0%               9.9%              12.0%*

                                                              CAPITAL         SMALL         GLOBAL        AGGRESSIVE
                                           INTERNATIONAL   APPRECIATION        CAP        CONTRARIAN        GROWTH
                                             SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                           -------------   ------------     ----------    ----------      ----------
1995
Beginning unit value                         13.336474        9.950187      10.290499      10.000000***   10.000000****
Reinvested capital gains and dividends        0.453058        0.328243       0.037689       0.072802       1.128730
Realized and gain (loss)                      1.060350        1.839934       3.266534       0.763238       1.504407
Contract charges                             -0.010540       -0.008586      -0.009445      -0.007987      -0.009095
Ending unit value                            14.839342       12.109778      13.585277      10.828053      12.624042
Percentage increase (decrease) in unit
   value*                                         11.3%           21.7%          32.0%           8.3%          26.2%

1994
Beginning unit value                         12.433465           10.000000***    10.000000***
Reinvested capital gains and dividends        0.138938            0.099737        0.131388
Realized and gain                             0.774140           -0.142056        0.166824
Contract charges                             -0.010069           -0.007494       -0.007713
Ending unit value                            13.336474            9.950187       10.290499
Percentage increase in unit value*                 7.3%               -0.5%            2.9%

1993
Beginning unit value                         10.000000**
Reinvested capital gains and dividends        0.009072
Realized and gain (loss)                      2.433050
Contract charges                             -0.008657
Ending unit value                            12.433465
Percentage increase in unit value*                24.3%


   *An annualized rate of return cannot be determined as contract charges do not include the contract charges discussed in note (5).

        **Commenced operations April 30, 1993.

       ***Commenced operations September 23, 1994.

      ****Commenced operations March 31, 1995.

                 See accompanying independent auditors' report.

                        Ohio National Variable Account R

                Statement of Assets and Contract Owners' Equity

                               September 30, 1996

                                   Unaudited

                                 Money                                             Capital                 Aggressive    Global
                     Equity      Market       Bond        Omni    International  Appreciation   Small Cap    Growth    Contrarian
Assets:            Subaccount  Subaccount  Subaccount  Subaccount   Subaccount    Subaccount   Subaccount  Subaccount  Subaccount
                  -----------  ----------  ----------  ----------  ------------  ------------  ----------  ----------  ----------
 Investments in
 Securities at
 Market Value.... $19,795,353    $841,236    $661,521  $6,445,265  $11,410,855     $2,253,301  $3,582,325  $1,297,844    $881,681
 (note 2)
 Liabilities.....       1,619          69          54         526          931            182         290         104          72
                  -----------  ----------  ----------  ----------  ------------  ------------  ----------  ----------  ----------
 Net Assets
  at Market
  Value.........  $19,793,734    $841,167    $661,467  $6,444,739  $11,409,924     $2,253,119  $3,582,035  $1,297,740    $881,609
                  ===========  ==========  ==========  ==========  ===========   ============  ==========  ==========  ==========
Contract
 Owner's
 Equity:
  Contracts
  in
  Accumulation
  period
  (note 3).....   $19,793,734    $841,167    $661,467  $6,444,739  $11,409,924     $2,253,119  $3,582,035  $1,297,740    $881,609
                  ===========  ==========  ==========  ==========  ===========   ============  ==========  ==========  ==========


   The accompanying notes are an integral part of these financial statements.

                        OHIO NATIONAL VARIABLE ACCOUNT R
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                   UNAUDITED

                                                                  Money
                                                  Equity          Market           Bond            Omni       International
                                                Subaccount      Subaccount      Subaccount      Subaccount      Subaccount
INVESTMENT ACTIVITY:
  Reinvested capital gains and dividends.....  $   689,573     $   28,253       $ 27,254      $  215,774       $  428,190
                                               -----------     ----------       --------      ----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss).......................     117,820         (2,378)           429          38,737           15,442
  Unrealized gain (loss).....................    1,265,008              0        (22,561)        263,851          480,116
                                               -----------     ----------       --------      ----------       ----------
  Net gain (loss) on investments.............    1,382,828         (2,378)       (22,132)        302,588          495,558
                                               -----------     ----------       --------      ----------       ----------
  Net investment activity....................    2,072,401         25,875          5,122         518,362          923,748
                                               -----------     ----------       --------      ----------       ----------

EQUITY TRANSACTIONS:
  SALES:
    Contract purchase payments...............    3,191,517      3,147,634        245,418       1,098,865        2,650,749
    Transfers from fixed and other
      subaccounts............................      986,374        425,483         58,420         433,129        1,118,334
                                               -----------     ----------       --------      ----------       ----------
                                                 4,177,891      3,573,117        303,838       1,531,994        3,769,083
                                               -----------     ----------       --------      ----------       ----------

REDEMPTIONS:
  Withdrawals and surrenders.................      213,707          3,896          6,442         147,240          104,144
  Transfers to fixed and other subaccounts...    1,026,307      3,293,036        118,100         211,648          520,559
  Cost of insurance and administrative fees..    1,149,965        126,255         45,990         373,591          728,045

                                                 2,389,979      3,423,187        170,532         732,479        1,352,748
                                               -----------     ----------       --------      ----------       ----------

  Net equity transactions....................    1,787,912        149,930        133,306         799,515        2,416,335
  Risk and administrative expenses (note 4)..      103,726          5,853          3,344          32,866           56,036
  Net change in contract owners' equity......    3,756,587        169,952        135,084       1,285,011        3,284,047

CONTRACT OWNERS' EQUITY:
  Beginning of Period.......................    16,037,147        671,215        526,383       5,159,728        8,125,877
  End of Period.............................   $19,793,734       $841,167       $661,467      $6,444,739      $11,409,924


                                                 Capital                        Aggressive       Global
                                               Appreciation     Small Cap         Growth        Contrarian
                                                Subaccount      Subaccount      Subaccount      Subaccount
INVESTMENT ACTIVITY:
  Reinvested capital gains and dividends....  $    88,119      $   56,631       $   87,878      $ 11,056
                                              -----------      ----------       ----------      --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss)......................       13,694           1,125           (1,732)        1,069
  Unrealized gain (loss)....................       69,391         324,389         (104,901)       25,520
                                              -----------      ----------       ----------      --------
  Net gain (loss) on investments............       83,085         325,514         (106,633)       26,589
                                              -----------      ----------       ----------      --------
  Net investment activity...................      171,204         382,145          (18,755)       37,645
                                              -----------      ----------       ----------      --------

EQUITY TRANSACTIONS:
  SALES:
    Contract purchase payments.............       797,319       1,088,291          620,943       348,229
    Transfers from fixed and other
      subaccounts..........................       558,698         958,406          455,676       349,412
                                              -----------      ----------       ----------      --------
                                                1,356,017       2,046,697        1,076,619       697,641
                                              -----------      ----------       ----------      --------

REDEMPTIONS:
  Withdrawals and surrenders..............         49,009          59,338            2,629         1,220
  Transfers to fixed and other
    subaccounts...........................        286,734         186,420           76,412        30,188
  Cost of insurance and administrative
    fees..................................        167,504         261,125          118,729        50,732

                                                  503,247         506,883          197,770        82,140
                                              -----------      ----------       ----------      --------

  Net equity transactions ................        852,770       1,539,814          878,849       615,501
  Risk and administrative expenses
    (note 4)..............................          9,849          13,931            4,435         3,549
  Net change in contract owners' equity...      1,014,125       1,908,028          855,659       649,597

CONTRACT OWNERS' EQUITY:
  Beginning of Period.....................      1,238,994       1,674,007          442,081       232,012
  End of Period...........................     $2,253,119      $3,582,035       $1,297,740      $881,609


   The accompanying notes are an integral part of these Financial Statements

                        OHIO NATIONAL VARIABLE ACCOUNT R
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996
                                   UNAUDITED


1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Ohio National Variable Account R (the Account) is a separate account of Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company. The account has been registered as a unit investment trust under the Investment Company Act of 1940.

   Assets of the Account are invested in shares of Ohio National Fund, Inc. (the
   Fund), a diversified open-end management investment company. The Funds's investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

   Investments are valued at the net asset value of Fund shares held at September 30, 1996. Share transactions are recorded on the trade date. Income and capital gain distributions are recorded on the ex-dividend date. Net realized capital gain or loss is determined on the basis of average cost.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS
   At September 30, 1996 the aggregate cost and number of shares of Ohio National Fund, Inc. owned by the respective subaccounts were:

                                 MONEY                               INTER-      CAPITAL       SMALL     AGGRESS.      GLOBAL
                     EQUITY      MARKET      BOND         OMNI      NATIONAL   APPRECIATION     CAP       GROWTH     CONTRARIAN
                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                   ----------  ----------  ----------  ----------  ----------  ------------  ----------  ----------  ----------
Aggregate Cost.... $14,978,919  $841,236    $658,778  $5,311,867   $10,214,532   $2,090,831   $3,046,842   $51,038    $1,387,277

Number of shares..     642,999    84,124      63,104     348,336       181,630      203,149      127,127    77,003       753,092


3. CONTRACTS IN ACCUMULATION PERIOD
   At September 30, 1996 the accumulation units and value per unit of the respective subaccounts and products were:

                                                  ACCUMULATION UNITS            VALUE PER UNIT
                                                  ------------------            --------------

Equity Subaccount........................            835,842.831                   23.681167
Money Market Subaccount..................             53,562.427                   15.704431
Bond Subaccount..........................             36,971.068                   17.891473
Omni Subaccount..........................            294,530.642                   21.881387
International Subaccount.................            699,505.553                   16.311413
Capital Appreciation Subaccount..........            169,829.448                   13.266949
Small Cap Subaccount.....................            230,279.313                   15.555175
Aggressive Growth Subaccount.............            106,627.641                   12.170761
Global Contrarian Subaccount.............             75,154.530                   11.730619


                        OHIO NATIONAL VARIABLE ACCOUNT R
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996
                                   UNAUDITED

4. RISK AND ADMINISTRATIVE EXPENSE
   Although variable life payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Account's assets for assuming those risks. Such charge will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of 0.75% of the contract value.

5. CONTRACT CHARGES
   Each premium payment is subject to a premium expense charge. The premium expense charge has two components:

   (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%.

   (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.

   A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

   The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.

   A service charge is imposed on each transfer of cash values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

   ONLAC charges a monthly deduction from the contract value for the cost of insurance, a $5.00 record keeping and processing charge, a risk charge of $.01 per $1,000 of the stated amount for the risk associated with the death benefit guarantee, and the cost of additional insurance benefits provided by rider.

6. FEDERAL INCOME TAXES

   Operations of the Account form part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          INDEPENDENT AUDITORS' REPORT
The Board of Directors
Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheet of Ohio National Life Assurance Corporation (the Company) as of December 31, 1995, and the related statements of income, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 3, the Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts, in 1995.

                                                           KPMG Peat Marwick LLP
Cincinnati, Ohio
February 9, 1996

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                                  BALANCE SHEET
                                December 31, 1995
                                 (000's omitted)


                                     ASSETS
Investments (notes 5, 8 and 9):
   Fixed maturities available-for-sale, at fair value                                $442,819
   Fixed maturities held-to-maturity, at amortized cost                                45,461
   Mortgage loans on real estate, net                                                 161,095
   Policy loans                                                                        31,950
   Short-term investments                                                              13,348
                                                                                     --------
                                                                                      694,673
Cash                                                                                    3,543
Accrued investment income                                                               8,674
Deferred policy acquisition costs                                                      92,413
Reinsurance recoverables                                                               73,317
Other assets                                                                            2,621
Assets held in Separate Accounts                                                       34,106
                                                                                     --------
                                                                                     $909,347
                                                                                     ========

                          LIABILITIES AND STOCKHOLDER'S EQUITY

Future policy benefits and claims (note 6)                                           $695,405
Other policyholder funds                                                                2,192
Accrued Federal income tax (note 7):
   Current                                                                             10,632
   Deferred                                                                            13,820
Other liabilities                                                                      10,293
Liabilities related to Separate Accounts                                               34,106
                                                                                       ------
   Total liabilities                                                                  766,448
                                                                                     --------
Stockholder's equity (notes 3, 4, and 10):
   Class A common stock; authorized 10,000 shares of $3,000 par value;
   issued and outstanding 3,200 shares                                                  9,600
   Additional paid-in capital                                                          27,025
   Unrealized gains on securities available-for-sale, net (note 5)                      9,558
   Retained earnings                                                                   96,716
                                                                                       ------
     Total stockholder's equity                                                       142,899
                                                                                     --------
Commitments and contingencies (notes 11 and 13)
                                                                                     $909,347
                                                                                     ========

                 See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                               STATEMENT OF INCOME
                          Year ended December 31, 1995
                                 (000's omitted)

Revenues (note 11):
   Traditional life and accident and health insurance premiums                                          $  9,639
   Annuity premium and charges                                                                             2,326
   Universal life and investment product policy charges                                                   33,788
   Net investment income (note 5)                                                                         51,052
   Other income                                                                                            4,648
   Net realized losses on investments (note 5)                                                            (1,882)
                                                                                                        --------
                                                                                                          99,571
                                                                                                        --------
Benefits and expenses:
   Benefits and claims                                                                                    56,549
   Amortization of deferred policy acquisition costs                                                       8,011
   Other operating costs and expenses                                                                     12,642
                                                                                                        --------
                                                                                                          77,202
                                                                                                        --------
Income before Federal income tax and cumulative effect of change in accounting principles                 22,369

Federal income tax (note 7):
   Current expense                                                                                        10,632
   Deferred tax benefit                                                                                   (3,030)
                                                                                                         -------
                                                                                                           7,602
   Income before cumulative effect of change in accounting principles                                     14,767
Cumulative effect of change in accounting principles (note 3)                                             53,845
                                                                                                         -------
   Net income                                                                                           $ 68,612
                                                                                                        ========

                 See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                        STATEMENT OF STOCKHOLDER'S EQUITY
                          Year ended December 31, 1995
                                 (000's omitted)

                                                                      UNREALIZED
                                                                    GAINS (LOSSES)
                                                      ADDITIONAL     ON SECURITIES                          TOTAL
                                        CAPITAL        PAID-IN       AVAILABLE-FOR-      RETAINED       STOCKHOLDER'S
                                        SHARES         CAPITAL            SALE           EARNINGS          EQUITY
                                        ------         -------          -------          --------         --------

Balance, beginning of year              $9,600          27,025               --           28,104            64,729
Change in accounting
   principle (note 3)                       --              --          (10,693)              --           (10,693)
Net income                                  --              --               --           68,612            68,612
Unrealized gains on securities
   available-for-sale, net of
   adjustment to deferred
   policy acquisition costs
   and deferred Federal
   income tax                               --              --           20,251               --            20,251
                                        ------          ------          -------           ------          --------
Balance, end of year                    $9,600          27,025            9,558           96,716           142,899
                                        ======          ======          =======           ======          ========

                  See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                             STATEMENT OF CASH FLOWS
                          Year ended December 31, 1995
                                 (000's omitted)

Cash flows from operating activities:
   Net Income                                                                  $  68,612
   Adjustments to reconcile net income to net cash
     used in operating activities:
     Cumulative effect of change in accounting principles                        (53,845)
     Capitalization of deferred policy acquisition costs                         (18,220)
     Amortization of deferred policy acquisition costs                             8,011
     Amortization and depreciation                                                   243
     Realized losses on invested assets, net                                         222
     Increase in accrued investment income                                        (1,447)
     Increase in other assets                                                    (12,599)
     Decrease in policyholder account balances                                   (88,318)
     Increase in other policyholder funds                                            346
     Increase in accrued Federal income tax payable                                5,753
     Increase in other liabilities                                                 3,174
     Other, net                                                                   (1,363)
                                                                               ---------
        Net cash used in operating activities                                    (89,431)
                                                                               ---------

Cash flows from investing activities:
   Proceeds from maturity of securities available-for-sale                        18,967
   Proceeds from sale of securities available-for-sale                             3,138
   Proceeds from maturity of fixed maturities held-to-maturity                    11,788
   Proceeds from repayment of mortgage loans on real estate                        7,426
   Proceeds from repayment of policy loans                                         3,171
   Cost of securities available-for-sale acquired                                (50,494)
   Cost of fixed maturities held-to-maturity acquired                            (39,247)
   Cost of mortgage loans on real estate acquired                                (50,365)
   Policy loans issued                                                            (6,879)
                                                                               ---------
        Net cash used in investing activities                                   (102,495)
                                                                               ---------

Cash flows from financing activities:
   Increase in universal life and investment product account balances            723,326
   Decrease in universal life and investment product account balances           (532,039)
                                                                               ---------
        Net cash provided by financing activities                                191,287
                                                                               ---------
Net decrease in cash and cash equivalents                                           (639)
Cash and cash equivalents, beginning of year                                      17,530
                                                                               ---------
Cash and cash equivalents, end of year                                         $  16,891
                                                                               =========

                 See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                          NOTES TO FINANCIAL STATEMENTS
                          Year ended December 31, 1995
                                 (000's omitted)

(1)  ORGANIZATION AND BUSINESS DESCRIPTION

     Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly-owned by The Ohio National Life Insurance Company (ONLIC), a mutual life insurance company. ONLAC is a life and health insurer licensed in 45 states and the District of Columbia. The Company offers term life, universal life, disability and annuity products through independent agents and other distribution channels and competes with other insurers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed and undergoes periodic examinations by those departments.

     The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

     LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the consolidated financial statements. The Company mitigates this risk by offering a wide range of product and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

     CREDIT RISK is that risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

     INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities. See Notes 3 and 4.

     (a)  VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES
          The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred Federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading as of December 31, 1995.

          Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on non-accrual status and written down to the fair value of the existing property to derive a new cost basis. Cash receipts on non-accrual status mortgage loans on real estate are included in interest income in the period received.

          Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

          In March 1995, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of (SFAS 121). SFAS 121 requires impairment losses to be recorded on long-lived assets used in operations when indications of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The statement is effective for fiscal years beginning after December 15, 1995, and earlier application is permitted. Previously issued financial statements shall not be restated. The Company will adopt SFAS 121 in 1996 and the impact on the financial statements of adopting SFAS 121 is not expected to be material.

     (b)  REVENUES AND BENEFITS
          TRADITIONAL LIFE INSURANCE PRODUCTS

          Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of graded premium life, and term life policies. Premiums for traditional non-participating life insurance products are recognized as revenue when due and collected. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

          UNIVERSAL LIFE AND INVESTMENT PRODUCTS

          Universal life products include universal life, variable universal life and other interest-sensitive life insurance policies. Investment products consist primarily of individual immediate and deferred annuities. Revenues for universal life and investment products consist of net investment income and cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.

          ACCIDENT AND HEALTH INSURANCE

          Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

     (c)  DEFERRED POLICY ACQUISITION COSTS

          The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For traditional non-participating life insurance products, these deferred acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For universal life and investment products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance, policy administration and surrender charges. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see Note 2(a)).

     (d)  SEPARATE ACCOUNTS

          Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

     (e)  FUTURE POLICY BENEFITS

          Future policy benefits for traditional life policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities (see Note 6).

          Future policy benefits for annuity policies in the accumulation phase, universal life and variable universal life policies have been calculated based on participants' aggregate account balances.

     (f)  FEDERAL INCOME TAX

          ONLAC files a consolidated Federal income tax return with ONLIC. The Company uses the asset and liability method of accounting for income tax. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

     (g)  REINSURANCE CEDED

          Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

     (h)  CASH EQUIVALENTS

          For purposes of the statement of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

     (i)  USE OF ESTIMATES

          In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

          The estimates susceptible to significant change are those used in determining deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, and the valuation allowance for mortgage loans on real estate. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

(3)  CHANGE IN ACCOUNTING PRINCIPLES

     Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and Insurance Enterprises for Certain Long-Duration Participating Contracts (SFAS 120), thereby adopting Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the Interpretation). The Interpretation clarified that enterprises, including mutual life insurance enterprises and thereby their wholly-owned subsidiaries, that issue financial statements described as prepared "in conformity with generally accepted accounting principles" are required to apply all applicable authoritative accounting pronouncements in preparing those statements. SFAS 120 extended the applicability of certain SFASs to mutual life insurance enterprises, as well as extended the effective date of the Interpretation. Prior to the adoption of SFAS 120 and the Interpretation, the Company, consistent with industry practice, issued financial statements prepared in accordance with accounting practices prescribed or permitted by the Department of Insurance of the State of Ohio (statutory accounting), which were considered generally accepted accounting principles for wholly-owned subsidiaries of mutual life insurance enterprises. The Company elected to early adopt SFAS 120 and the Interpretation in 1995; such adoption resulted in a decrease at January 1, 1995 in stockholder's equity from the recording of net unrealized losses on securities available-for-sale of $10,693 and an increase in net income of $53,845 due to the remaining cumulative effect of adopting SFAS 120 and the Interpretation.

     The Company's significant accounting policies adopted in connection with its implementation of SFAS 120 and the Interpretation are described in Note
     2. Those policies differ in some respects from the statutory accounting previously followed by the Company as follows: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to income in the year incurred; (2) future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals; (3) premiums for universal life contracts and investment contracts are recorded as deposits on the balance sheet; revenues consist of investment income and contract charges net of interest credited, death benefits and administrative costs; (4) statutory required balances such as "nonadmitted assets", asset valuation reserve and interest maintenance reserve are not recognized; (5) bonds are carried at amortized cost or fair value depending on the Company's intent to hold or sell such securities, rather than at amortized cost, (6) assets and liabilities are reported gross of reinsurance balances; and (7) deferred Federal income taxes are provided for temporary differences between financial statement carrying amounts of assets and liabilities and their related tax basis.

     The cumulative effect on stockholder's equity at January 1, 1995 of adopting SFAS 120 and the Interpretation, other than the effect of recording net unrealized losses on securities available-for-sale, is recognized in the accompanying statement of income, and the significant components are as follows:

              Deferred policy acquisition costs                          $ 93,496
              Asset valuation reserve                                       4,891
              Interest maintenance reserve                                  3,422
              Future policy benefits                                      (35,862)
              Deferred Federal income tax                                  (9,354)
              Other, net                                                   (2,748)
                                                                         --------
                                                                         $ 53,845
                                                                         ========

     The effect of recording the unrealized loss on securities, previously carried at amortized cost, designated as available-for-sale at January 1, 1995, and the related deferred policy acquisition costs and deferred Federal income tax effect is as follows:

              Excess of amortized cost over fair value of
                   fixed maturity securities available-for-sale           (12,027)
              Deferred policy acquisition costs                          $    700
              Deferred Federal income tax                                     634
                                                                         --------
                                                                         $(10,693)
                                                                         ========

(4)  BASIS OF PRESENTATION

     The financial statements have been prepared in accordance with GAAP. Annual Statements on ONLAC, filed with the Department of Insurance of the State of Ohio, are prepared on the basis of accounting practices prescribed or permitted by such regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

     The following reconciles the statutory net income of the Company as reported to regulatory authorities to the net income as shown in the accompanying financial statements:

              Statutory net income                                       $ 10,161
              Adjustments to restate to the basis of GAAP:
                  Increase in deferred policy acquisition costs, net       10,117
                  Future policy benefits                                   (5,897)
                  Deferred Federal income tax benefit                       3,030
                  Interest maintenance reserve                                (64)
                  Cumulative effect of change in accounting
                      principles, net (note 3)                             53,845
              Other, net                                                   (2,580)
                                                                         --------
                     Net income per accompanying statement
                     of income                                           $ 68,612
                                                                         ========

     The following reconciles the statutory capital shares and surplus of the Company as reported to regulatory authorities to the stockholder's equity as shown in the accompanying financial statements for the year ended December 31, 1995:


              Statutory capital and surplus                              $  72,440
              Add (deduct) cumulative effect of adjustments to
                reconcile to the basis of GAAP:
                  Deferred policy acquisition costs                         92,413
                  Asset valuation reserve                                    7,350
                  Interest maintenance reserve                               3,358
                  Future policy benefits                                   (47,394)
                  Deferred Federal income tax                              (13,820)
                  Difference between amortized cost and fair
                    value of fixed maturity securities
                    available-for-sale, gross                               27,367
                Other, net                                                   1,185
                                                                         ---------
                    Equity per accompanying balance sheet                $ 142,899
                                                                         =========


(5)  INVESTMENTS

     An analysis of investment income by investment type follows for the year ended December 31, 1995:

              Gross investment income:
                Fixed maturities available-for-sale                      $  15,260
                Fixed maturities held-to-maturity                           19,588
                Mortgage loans on real estate                               13,193
                Short-term                                                   1,340
                Policy loans                                                 2,213
                                                                         ---------
                  Total investment income                                   51,594
              Less investment expenses                                         542
                                                                         ---------
                  Net investment income                                  $  51,052
                                                                         =========

     An analysis of realized gains (losses) on investments by investment type follows for the year ended December 31, 1995:

              Realized on disposition of investments:
                   Fixed maturities, available-for-sale                 $     (235)
                   Fixed maturities, held-to-maturity                           13
                                                                         ---------
                                                                              (222)
              Valuation allowance for mortgage loans
                 on real estate                                             (1,660)
                                                                         ---------
                                                                         $  (1,882)
                                                                         =========

     The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of December 31, 1995:

              Gross unrealized gain                                      $  27,367
              Adjustment to deferred policy acquisition costs              (11,200)
              Deferred Federal income tax                                   (6,609)
                                                                         ---------
                                                                         $   9,558
                                                                         =========

     An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturities held-to-maturity follows for the year ended December 31, 1995:

              Fixed maturities, available-for-sale     $   39,394
              Fixed maturities held-to-maturity        $   16,973

   The amortized cost and estimated fair value of securities available-for-sale and fixed maturities held-to-maturity were as follows as of December 31, 1995:

                                                                  GROSS           GROSS
                                              AMORTIZED        UNREALIZED       UNREALIZED        ESTIMATED
                                                 COST             GAINS           LOSSES          FAIR VALUE
                                               --------          ------          -------           -------
   SECURITIES AVAILABLE-FOR-SALE
   Fixed maturities
     U.S. Treasury securities and
       obligations of U.S. government
       operations and agencies                $  53,829           5,670              (42)           59,457
     Obligations of states and
       political subdivisions                     6,290              53             (152)            6,191
     Corporate securities                       264,064          20,944             (773)          284,235
     Mortgage-backed securities                  91,269           2,345             (678)           92,936
                                               --------          ------          -------           -------
         Total fixed maturities                $415,452          29,012           (1,645)          442,819
                                               ========          ======          =======           =======
   FIXED MATURITY SECURITIES
   HELD-TO-MATURITY
       Corporate securities                    $ 45,418           7,125               --            52,543
       Mortgage-backed securities                    43              11               --                54
                                               --------          ------          ------            -------
                                               $ 45,461           7,136               --            52,597
                                               ========          ======          =======           =======


The amortized cost and estimated fair value of fixed maturity securities available-for-sale and fixed maturity securities held-to-maturity as of December 31, 1995, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        AMORTIZED        ESTIMATED
                                                           COST          FAIR VALUE
                                                         --------          -------

   FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
      Due in one year or less                            $  4,271            4,298
      Due after one year through five years                28,836           29,173
      Due after five years through ten years              113,074          122,467
      Due after ten years                                 178,002          193,944

      Mortgaged-backed securities                          91,269           92,937
                                                         --------          -------
                                                         $415,452          442,819
                                                         ========          =======

   FIXED MATURITY SECURITIES HELD-TO-MATURITY
      Due after ten years                                $ 45,418           52,543
      Mortgage-backed securities                               43               54
                                                         --------          -------
                                                         $ 45,461           52,597
                                                         ========          =======

   Proceeds from the sale of securities available-for-sale during 1995 were $3,138. Gross gains of $34 and gross losses of $0 were realized on those sales. Investments with an amortized cost of $3,153 as of December 1995 were on deposit with various regulatory agencies as required by law.

   As permitted by the FASB's Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, issued in November 1995, the Company transferred a part of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 29, 1995, the date of transfer, the fixed maturity securities had an amortized cost value of $201,465, resulting in a gross unrealized gain on available-for-sale securities of $16,675.

   The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosures of mortgage loans on real estate during 1995, and no foreclosures are in process as of December 31, 1995.

   Activity in the valuation allowance account for mortgage loans on real estate is summarized for the year ended December 31, 1995:

                  Allowance as of January 1         $   640
                  Additions charged to operations     1,660
                                                    -------
                  Allowance as of December 31       $ 2,300
                                                    =======


(6)  FUTURE POLICY BENEFIT AND CLAIMS

     The liability for future policy benefits for universal life policies and investment contracts (approximately 83% of the total liability for future policy benefits as of December 31, 1995) has been established based on the aggregate account value without reduction for surrender charges. The average interest rate to be credited on investment product policies was 6.4% at December 31, 1995.

     The liability for future policy benefits for traditional life products are based on the following mortality and interest rate assumptions without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies are the 1980 CSO table with 4% to 6% interest. With respect to older policies, the mortality table and interest assumptions used are primarily the 1958 CSO table with 4% to 4.5% interest. Approximately 70% of the future policy benefit liability is calculated on a net level reserve basis at December 31, 1995.

     The liability for future policy benefits for individual accident and health policies include liabilities for active lives, disabled lives and unearned premiums. The liability for active lives are calculated on a two-year preliminary term basis at 3% to 6% interest, using either the 1964 Commisioner's Disability Table (policies issued prior to 1990) or the 1985 Commissioner's Individual Disability Table A (policies issued after 1989). The liability for disabled lives are calculated using either the 1985 Commissioner's Individual Disability Table A at 5% to 5.5% interest (claims incurred after 1989) or the 1971 modification of the 1964 Commissioner's Disability Table, at 3.5% interest (claims incurred prior to 1990).

(7)  FEDERAL INCOME TAX

     Prior to 1984, the Life Insurance Company Income Tax Act of 1959, as amended by the Deficit Reduction Act of 1984 (DRA), permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in the Policyholders' Surplus Account (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. The DRA eliminated any additional deferrals to the PSA. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The balance of the PSA is approximately $5,257 as of December 31, 1995.

     Total Federal income tax expense for the year ended December 31, 1995 differs from the amount computed by applying the U.S. Federal income tax rate to income before Federal income tax and cumulative effect of change in accounting principles, as follows:

                                                                    Amount             %
                                                                    -------           ----

      Computed (expected) tax expense                               $ 7,829           35.0
      Differential earnings                                           1,558            7.0
      Tax exempt interest and dividends received deduction              (41)           (.1)
      Other, net                                                     (1,744)          (7.9)
                                                                    -------           ----
          Total expense and effective rate                          $ 7,602           34.0
                                                                    =======           ====

   Total Federal income tax paid during the year ended December 31, 1995 was $4,879.

   The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 1995 are as follows:

      Deferred tax assets:
         Future policy benefits                         $ 21,123
         Mortgage loans on real estate                       805
         Other                                               510
                                                        --------
           Total gross deferred tax assets                22,438
                                                        --------
      Deferred tax liabilities:
         Deferred policy acquisition costs                25,509
         Fixed maturities available-for-sale              10,727
         Other                                                22
                                                        --------
          Total gross deferred tax liabilities            36,258
                                                        --------
          Net deferred tax liability                    $(13,820)
                                                        ========

   The valuation allowance decreased by $3,663 from the amount recorded at January 1, 1995. The Company has determined that a valuation allowance as of December 31, 1995 is not needed. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of these remaining deductible differences at December 31, 1995.

(8) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

   Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques.

   These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

   The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

   The following methods and assumptions were used by the Company in estimating its fair value disclosures:

       CASH, SHORT-TERM INVESTMENTS AND POLICY LOANS

       The carrying amount reported in the balance sheet for these instruments approximate their fair value.

       INVESTMENT SECURITIES

       Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

       SEPARATE ACCOUNT ASSETS AND LIABILITIES

       The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.

       MORTGAGE LOANS ON REAL ESTATE

       The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is valued at the estimated fair value of the underlying collateral.

       INVESTMENT CONTRACTS

       Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

       OTHER POLICYHOLDER FUNDS

       The carrying amount reported in the balance sheets for these instruments approximates their fair value.

       Carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on insurance contracts were as follows as of December 31, 1995:

                                                         CARRYING         ESTIMATED
                                                          AMOUNT          FAIR VALUE
                                                          ------          ----------
       ASSETS
       Investments:
          Fixed maturities available-for-sale            $442,819          442,819
          Fixed maturities held-to-maturity                45,461           52,597
          Mortgage loans on real estate                   161,095          177,188
          Policy loans                                     31,950           31,950
          Short-term investments                           13,348           13,348
       Cash                                                 3,543            3,543
       Assets held in Separate Accounts                    34,106           34,106
       LIABILITIES
       Deferred and immediate annuity contracts           100,197          100,896
       Other policyholder funds                             2,192            2,192
       Liabilities related to Separate Accounts            34,106           34,106

(9) ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

   SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

   Mortgage loans collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio. The summary below depicts loan exposure of remaining principal balances by geographic area and by type at December 31, 1995:

         MORTGAGE ASSETS BY STATE
            Ohio                                                $ 16,533
            California                                            16,196
            Florida                                               16,069
            Nebraska                                              14,460
            All others (none greater than $10 million)           100,137
                                                                --------
                                                                 163,395
             Less valuation allowances                             2,300
                                                                 -------
             Total mortgage loans on real estate, net           $161,095
                                                                 =======

         MORTGAGE ASSETS BY TYPE
            Office                                              $ 43,171
            Retail                                                33,409
            Apartments                                            30,522
            Industrial                                            28,280
            Other                                                 28,013
                                                                --------
                                                                 163,395
             Less valuation allowances                             2,300
                                                                --------
             Total mortgage loans on real estate, net           $161,095
                                                                ========

(10)  REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

      In January 1993, the NAIC adopted the life and health Risk-Based Capital
      (RBC) formula. This model act requires every life and health insurer to calculate its total adjusted capital and RBC requirement, and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The model act will become law in Ohio, the Company's state of domicile, in March 1996. The formula includes components for asset risk, liability risk, interest rate exposure and other factors. Based upon the December 31, 1995 financial statements, the Company exceeds all required RBC levels.

(11)  REINSURANCE

      In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows: NON- AFFILIATE AFFILIATE

                                                        AFFILIATE     NON-AFFILIATE
                                                        ---------     -------------
         Premiums                                        $16,936          14,386
         Benefits incurred                                 8,350           6,228
         Commission and expense allowances                 2,221           3,715
         Reinsurance recoverable:
            Reserves for future policy benefits           36,675          35,559
            Policy and contract claims payable               689             394

      Net traditional life and accident and health premium income in 1995 is summarized as follows:

           Direct premiums earned            $ 38,494
           Reinsurance assumed                  2,467
           Reinsurance ceded                  (31,322)
                                             --------

                Net premiums earned          $  9,639
                                             ========

      Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

(12)  RELATED PARTY TRANSACTIONS

      The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel space and supplies, accounting, data processing and related services to ONLAC. This agreement resulted in charges to the Company in 1995 of approximately $10.6 million.

(13)  CONTINGENCIES

      The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.

APPENDIX A

                     ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables have been prepared to help show how values under the contract change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Fund portfolios was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown in the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.


The amounts shown for the death benefit and cash surrender value as of each contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Fund, which is currently equivalent to an average annual rate of 0.69% of the value of the average daily net assets of the Fund's 13 portfolios to which contract values may be allocated. (See "Charges and Deductions - "Other Charges" at page 31.) The daily charge to the variable account for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Certain other fees and miscellaneous expenses which are borne by the Fund are currently equivalent to an annual rate of 0.29% of average daily net assets. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all 13 portfolios of approximately -1.73, 4.27%, and 10.27%.



Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current charges under the contract ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum charges allowable under the contracts.

The tables assume a premium tax deduction of 2.5% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount have been made under the contract. Additionally, the tables assume that there are no optional insurance benefits included under the contract and the current tables assume that the Company's current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made at present against the variable account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, the Company will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                                    VARI-VEST II

    AGE  DEATH BENEFIT PLAN   PLANNED PREMIUM     STATED AMOUNT       RISK CLASS      PAGE
    ---  ------------------   ---------------     -------------       ----------      ----
     25        Plan A            690(Minimum)        $150,000          Nonsmoker       63
     25        Plan A          1,043                  150,000          Nonsmoker       64
     25        Plan B            690(Minimum)         150,000          Nonsmoker       65
     25        Plan B          2,274                  150,000          Nonsmoker       66
     40        Plan A          2,190(Minimum)         250,000      Select Nonsmoker    67
     40        Plan A          3,376                  250,000      Select Nonsmoker    68
     40        Plan B          2,190(Minimum)         250,000      Select Nonsmoker    69
     40        Plan B          7,541                  250,000      Select Nonsmoker    70

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

The Company may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Fund's portfolios from the inception of the portfolio or one-, five-and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. Individualized illustrations will also be provided upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: 690.00                        STATED AMOUNT INCLUDES CASH VALUE


                           SUMMARY OF VALUES AND BENEFITS


                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS         CURRENT                 CURRENT                    CURRENT
                   ACCUM-     END OF    END OF     END OF         END OF       END OF        END OF
END OF    TOTAL    ULATED   YEAR CASH    YEAR     YEAR CASH     YEAR CASH    YEAR CASH        YEAR
POLICY   ANNUAL     AT 5%   SURRENDER    DEATH    SURRENDER        DEATH      SURRENDER      DEATH
YEAR     OUTLAY   INTEREST     VALUE    BENEFIT     VALUE         BENEFIT       VALUE        BENEFIT
----     ------   --------     -----    -------     -----         -------       -----        -------
1          690        725          0    150,000         0         150,000           0        150,000
2          690      1,485        190    150,000       105         150,000          24        150,000
3          690      2,284        276    150,000       105         150,000           0        150,000
4          690      3,123        827    150,000       538         150,000         283        150,000
5          690      4,003      1,548    150,000     1,101         150,000         724        150,000
6          690      4,928      2,332    150,000     1,685         150,000       1,160        150,000
7          690      5,899      3,309    150,000     2,412         150,000       1,713        150,000
8          690      6,918      4,358    150,000     3,156         150,000       2,257        150,000
9          690      7,989      5,372    150,000     3,803         150,000       2,676        150,000
10         690      9,113      6,470    150,000     4,465         150,000       3,083        150,000
15         690     15,634     12,970    150,000     7,426         150,000       4,347        150,000
20         690     23,956     22,841    150,000    10,383         150,000       4,890        150,000
AGE 60     690     65,437    102,934    150,000    16,532         150,000           0        150,000
AGE 65     690     87,519    168,945    206,113    14,672         150,000           0        150,000
AGE 70     690    115,703    274,842    318,817     7,120         150,000           0        150,000


                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS         GUARANTEED            GUARANTEED                 GUARANTEED
                   ACCUM-     END OF    END OF      END OF        END OF      END OF         END OF
END OF    TOTAL    ULATED    YEAR CASH   YEAR     YEAR CASH      YEAR CASH   YEAR CASH        YEAR
POLICY   ANNUAL     AT 5%    SURRENDER   DEATH    SURRENDER        DEATH     SURRENDER        DEATH
YEAR     OUTLAY   INTEREST     VALUE    BENEFIT     VALUE         BENEFIT      VALUE         BENEFIT
----     ------   --------     -----    -------     -----         -------      -----         -------
 1         690        725          0    150,000         0         150,000           0        150,000
 2         690      1,485        157    150,000        74         150,000           0        150,000
 3         690      2,284        229    150,000        64         150,000           0        150,000
 4         690      3,123        769    150,000       488         150,000         240        150,000
 5         690      4,003      1,366    150,000       931         150,000         563        150,000
 6         690      4,928      2,024    150,000     1,394         150,000         882        150,000
 7         690      5,899      2,747    150,000     1,872         150,000       1,190        150,000
 8         690      6,918      3,990    150,000     2,818         150,000       1,940        150,000
 9         690      7,989      4,859    150,000     3,327         150,000       2,227        150,000
 10        690      9,113      5,809    150,000     3,851         150,000       2,501        150,000
 15        690     15,634     12,671    150,000     7,252         150,000       4,242        150,000
 20        690     23,956     22,270    150,000    10,094         150,000       4,727        150,000
 AGE 60    690     65,437     98,406    150,000    13,903         150,000           0        150,000
 AGE 65    690     87,519    160,740    196,103     8,494         150,000           0        150,000
 AGE 70    690    115,703    260,007    301,609         0         150,000           0        150,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                               INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $1,043.00                     STATED AMOUNT INCLUDES CASH VALUE

                           SUMMARY OF VALUES AND BENEFITS


                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

          PLANNED PREMIUMS          CURRENT              CURRENT              CURRENT
                    ACCUM-     END OF     END OF     END OF    END OF      END OF    END OF
END OF     TOTAL    ULATED    YEAR CASH    YEAR    YEAR CASH  YEAR CASH  YEAR CASH    YEAR
POLICY    ANNUAL     AT 5%    SURRENDER    DEATH   SURRENDER    DEATH    SURRENDER   DEATH
YEAR      OUTLAY   INTEREST     VALUE     BENEFIT    VALUE     BENEFIT     VALUE    BENEFIT
----      ------   --------     -----     -------    -----     -------     -----    -------
 1         1,043     1,095         62     150,000       12     150,000         0    150,000
 2         1,043     2,245        854     150,000      707     150,000       565    150,000
 3         1,043     3,452      1,203     150,000      901     150,000       624    150,000
 4         1,043     4,720      2,244     150,000    1,726     150,000     1,267    150,000
 5         1,043     6,051      3,507     150,000    2,699     150,000     2,013    150,000
 6         1,043     7,449      4,890     150,000    3,711     150,000     2,748    150,000
 7         1,043     8,917      6,585     150,000    4,941     150,000     3,653    150,000
 8         1,043    10,458      8,421     150,000    6,209     150,000     4,544    150,000
 9         1,043    12,076     10,298     150,000    7,400     150,000     5,306    150,000
 10        1,043    13,775     12,344     150,000    8,628     150,000     6,052    150,000
 15        1,043    23,632     24,976     150,000   14,560     150,000     8,721    150,000
 20        1,043    36,212     44,921     150,000   21,180     150,000    10,530    150,000
 AGE 60    1,043    98,914    213,943     286,683   45,991     150,000     9,254    150,000
 AGE 65    1,043   132,294    349,562     426,466   55,200     150,000     4,478    150,000
 AGE 70    1,043   174,896    566,799     657,486   63,941     150,000         0    150,000

                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

          PLANNED PREMIUMS           GUARANTEED            GUARANTEED           GUARANTEED
                    ACCUM-       END OF    END OF     END OF    END OF      END OF    END OF
END OF    TOTAL     ULATED     YEAR CASH    YEAR     YEAR CASH  YEAR CASH  YEAR CASH   YEAR
POLICY   ANNUAL      AT 5%     SURRENDER    DEATH    SURRENDER    DEATH    SURRENDER   DEATH
YEAR     OUTLAY    INTEREST      VALUE     BENEFIT     VALUE     BENEFIT     VALUE    BENEFIT
----     ------    --------      -----     -------     -----     -------     -----    -------
 1        1,043      1,095          43     150,000         0     150,000         0    150,000
 2        1,043      2,245         821     150,000       675     150,000       536    150,000
 3        1,043      3,452       1,157     150,000       860     150,000       586    150,000
 4        1,043      4,720       2,187     150,000     1,676     150,000     1,225    150,000
 5        1,043      6,051       3,326     150,000     2,529     150,000     1,853    150,000
 6        1,043      7,449       4,583     150,000     3,420     150,000     2,470    150,000
 7        1,043      8,917       5,967     150,000     4,345     150,000     3,074    150,000
 8        1,043     10,458       7,940     150,000     5,757     150,000     4,114    150,000
 9        1,043     12,076       9,616     150,000     6,755     150,000     4,688    150,000
 10       1,043     13,775      11,457     150,000     7,788     150,000     5,244    150,000
 15       1,043     23,632      24,682     150,000    14,390     150,000     8,618    150,000
 20       1,043     36,212      44,370     150,000    20,899     150,000    10,371    150,000
 AGE 60   1,043     98,914     210,185     281,648    43,716     150,000     7,524    150,000
 AGE 65   1,043    132,294     342,038     417,287    50,201     150,000       272    150,000
 AGE 70   1,043    174,896     551,181     639,370    53,013     150,000         0    150,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $690.00                       STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS


                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS             CURRENT                  CURRENT                 CURRENT
                   ACCUM-      END OF        END OF      END OF       END OF      END OF      END OF
END OF   TOTAL     ULATED     YEAR CASH       YEAR      YEAR CASH    YEAR CASH   YEAR CASH     YEAR
POLICY  ANNUAL      AT 5%     SURRENDER       DEATH     SURRENDER      DEATH     SURRENDER     DEATH
YEAR    OUTLAY    INTEREST      VALUE        BENEFIT      VALUE       BENEFIT      VALUE      BENEFIT
----    ------    --------      -----        -------      -----       -------      -----      -------
 1        690          725            0      150,409           0      150,379          0      150,350
 2        690        1,485          188      150,859         103      150,774         22      150,693
 3        690        2,284          271      151,356         101      151,186          0      151,031
 4        690        3,123          819      151,903         531      151,616        277      151,362
 5        690        4,003        1,535      152,507       1,091      152,064        716      151,688
 6        690        4,928        2,314      153,173       1,671      152,531      1,149      152,009
 7        690        5,899        3,283      153,903       2,393      153,013      1,699      152,319
 8        690        6,918        4,322      154,703       3,131      153,511      2,239      152,619
 9        690        7,989        5,323      155,577       3,770      154,024      2,653      152,907
10        690        9,113        6,406      156,533       4,423      154,550      3,056      153,183
15        690       15,634       12,751      162,751       7,310      157,310      4,285      154,285
20        690       23,956       22,194      172,194      10,108      160,108      4,772      154,772
AGE 60    690       65,437       91,414      241,414      14,374      164,374          0      150,000
AGE 65    690       87,519      141,399      291,399      10,925      160,925          0      150,000
AGE 70    690      115,703      216,736      366,736       1,286      151,286          0      150,000

                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS             CURRENT                  CURRENT                 CURRENT
                    ACCUM-      END OF       END OF      END OF       END OF     END OF        END OF
END OF   TOTAL      ULATED     YEAR CASH      YEAR      YEAR CASH    YEAR CASH  YEAR CASH       YEAR
POLICY   ANNUAL     AT 5%      SURRENDER      DEATH     SURRENDER      DEATH    SURRENDER      DEATH
YEAR     OUTLAY    INTEREST      VALUE       BENEFIT      VALUE       BENEFIT      VALUE      BENEFIT
----     ------    --------      -----       -------      -----       -------      -----      -------
 1        690          725            0      150,390           0      150,361          0      150,332
 2        690        1,485          155      150,825          72      150,743          0      150,664
 3        690        2,284          225      151,309          59      151,144          0      150,993
 4        690        3,123          761      151,846         481      151,566        234      151,319
 5        690        4,003        1,353      152,438         921      152,006        555      151,640
 6        690        4,928        2,006      153,090       1,379      152,464        871      151,955
 7        690        5,899        2,720      153,805       1,853      152,937      1,176      152,261
 8        690        6,918        3,954      154,589       2,792      153,427      1,921      152,556
 9        690        7,989        4,810      155,445       3,294      153,929      2,205      152,839
10        690        9,113        5,745      156,380       3,809      154,444      2,474      153,109
15        690       15,634       12,450      162,450       7,135      157,135      4,180      154,180
20        690       23,956       21,617      171,617       9,817      159,817      4,607      154,607
AGE 60    690       65,437       85,977      235,977      11,653      161,653          0      150,000
AGE 65    690       87,519      129,245      279,245       4,684      154,684          0      150,000
AGE 70    690      115,703      189,912      339,912           0      150,000          0      150,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER                DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $2,274.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS


                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS                CURRENT                     CURRENT                  CURRENT
                    ACCUM-        END OF         END OF         END OF      END OF      END OF       END OF
END OF   TOTAL      ULATED       YEAR CASH        YEAR        YEAR CASH    YEAR CASH   YEAR CASH      YEAR
POLICY  ANNUAL      AT 5%        SURRENDER        DEATH       SURRENDER      DEATH     SURRENDER      DEATH
YEAR    OUTLAY     INTEREST        VALUE         BENEFIT        VALUE       BENEFIT      VALUE       BENEFIT
----    ------     --------        -----         -------        -----       -------      -----       -------
 1       2,274        2,388          1,268        152,042        1,150      151,923       1,031      151,805
 2       2,274        4,895          3,396        154,293        3,031      153,929       2,681      153,579
 3       2,274        7,527          5,406        156,776        4,650      156,020       3,953      155,322
 4       2,274       10,291          8,144        159,513        6,831      158,200       5,666      157,035
 5       2,274       13,194         11,275        162,532        9,217      160,473       7,461      158,718
 6       2,274       16,241         14,717        165,861       11,700      162,844       9,228      160,372
 7       2,274       19,441         18,679        169,527       14,463      165,311      11,145      161,993
 8       2,274       22,800         23,013        173,564       17,327      167,879      13,030      163,582
 9       2,274       26,328         27,641        178,009       20,181      170,549      14,768      165,136
10       2,274       30,032         32,718        182,902       23,141      173,325      16,471      166,655
15       2,274       51,523         65,768        215,768       38,861      188,861      23,662      173,662
20       2,274       78,952        118,660        268,660       57,408      207,408      29,560      179,560
AGE 60   2,274      215,658        558,399        748,255      134,523      284,523      38,099      188,099
AGE 65   2,274      288,434        910,368      1,110,649      167,460      317,460      35,947      185,947
AGE 70   2,274      381,316      1,474,152      1,710,017      202,704      352,704      29,307      179,307

                            ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                          ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS                CURRENT                     CURRENT                   CURRENT
                    ACCUM-        END OF         END OF        END OF       END OF       END OF      END OF
END OF   TOTAL      ULATED       YEAR CASH        YEAR        YEAR CASH    YEAR CASH   YEAR CASH      YEAR
POLICY  ANNUAL       AT 5%       SURRENDER        DEATH       SURRENDER      DEATH     SURRENDER      DEATH
YEAR    OUTLAY     INTEREST        VALUE         BENEFIT        VALUE       BENEFIT      VALUE       BENEFIT
----    ------     --------        -----         -------        -----       -------      -----       -------
  1      2,274        2,388          1,249        152,023        1,131      151,905       1,014      151,787
  2      2,274        4,895          3,362        154,260        3,000      153,897       2,652      153,549
  3      2,274        7,527          5,360        156,729        4,609      155,978       3,915      155,284
  4      2,274       10,291          8,087        159,456        6,781      158,150       5,623      156,992
  5      2,274       13,194         11,093        162,462        9,046      160,415       7,301      158,670
  6      2,274       16,241         14,408        165,778       11,408      162,777       8,950      160,319
  7      2,274       19,441         18,060        169,429       13,866      165,235      10,566      161,935
  8      2,274       22,800         22,531        173,450       16,875      167,794      12,600      163,519
  9      2,274       26,328         26,957        177,876       19,535      170,454      14,149      165,068
 10      2,274       30,032         31,829        182,748       22,300      173,219      15,662      166,581
 15      2,274       51,523         65,467        215,467       38,687      188,687      23,557      173,557
 20      2,274       78,952        118,083        268,083       57,117      207,117      29,396      179,396
AGE 60   2,274      215,658        552,632        740,527      131,809      281,809      36,312      186,312
AGE 65   2,274      288,434        897,196      1,094,579      161,237      311,237      31,784      181,784
AGE 70   2,274      381,316      1,443,724      1,674,720      188,919      338,919      20,132      170,132


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $2,190.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS


                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS              CURRENT                 CURRENT                   CURRENT
                    ACCUM-        END OF      END OF      END OF       END OF      END OF       END OF
END OF   TOTAL      ULATED      YEAR CASH      YEAR     YEAR CASH    YEAR CASH   YEAR CASH       YEAR
POLICY  ANNUAL       AT 5%      SURRENDER      DEATH    SURRENDER       DEATH    SURRENDER       DEATH
YEAR    OUTLAY     INTEREST       VALUE       BENEFIT      VALUE       BENEFIT      VALUE       BENEFIT
----    ------     --------       -----       -------      -----       -------      -----       -------
  1      2,190        2,300          359      250,000         253      250,000         148      250,000
  2      2,190        4,714        2,042      250,000       1,727      250,000       1,425      250,000
  3      2,190        7,249        2,700      250,000       2,058      250,000       1,466      250,000
  4      2,190        9,911        4,839      250,000       3,736      250,000       2,762      250,000
  5      2,190       12,706        7,352      250,000       5,641      250,000       4,190      250,000
  6      2,190       15,641       10,063      250,000       7,578      250,000       5,554      250,000
  7      2,190       18,723       13,391      250,000       9,945      250,000       7,254      250,000
  8      2,190       21,958       16,953      250,000      12,339      250,000       8,884      250,000
  9      2,190       25,356       20,592      250,000      14,577      250,000      10,262      250,000
 10      2,190       28,923       24,517      250,000      16,843      250,000      11,569      250,000
 15      2,190       49,620       47,850      250,000      26,801      250,000      15,247      250,000
 20      2,190       76,035       83,433      250,000      36,145      250,000      15,805      250,000
AGE 60   2,190       76,035       83,433      250,000      36,145      250,000      15,805      250,000
AGE 65   2,190      109,748      140,311      250,000      44,022      250,000      12,397      250,000
AGE 70   2,190      152,776      235,325      272,976      47,999      250,000       2,676      250,000

                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS              CURRENT                 CURRENT                   CURRENT
                    ACCUM-        END OF      END OF      END OF       END OF      END OF       END OF
END OF   TOTAL      ULATED      YEAR CASH      YEAR     YEAR CASH    YEAR CASH   YEAR CASH       YEAR
POLICY  ANNUAL       AT 5%      SURRENDER      DEATH    SURRENDER       DEATH    SURRENDER       DEATH
YEAR    OUTLAY     INTEREST       VALUE       BENEFIT      VALUE       BENEFIT      VALUE       BENEFIT
----    ------     --------       -----       -------      -----       -------      -----       -------
  1      2,190        2,300          247      250,000         144      250,000          43      250,000
  2      2,190        4,714        1,799      250,000       1,497      250,000       1,209      250,000
  3      2,190        7,249        2,300      250,000       1,690      250,000       1,130      250,000
  4      2,190        9,911        4,254      250,000       3,213      250,000       2,295      250,000
  5      2,190       12,706        6,360      250,000       4,754      250,000       3,394      250,000
  6      2,190       15,641        8,628      250,000       6,304      250,000       4,417      250,000
  7      2,190       18,723       11,069      250,000       7,859      250,000       5,361      250,000
  8      2,190       21,958       14,450      250,000      10,167      250,000       6,973      250,000
  9      2,190       25,356       17,286      250,000      11,722      250,000       7,750      250,000
 10      2,190       28,923       20,343      250,000      13,267      250,000       8,434      250,000
 15      2,190       49,620       41,555      250,000      22,459      250,000      12,139      250,000
 20      2,190       76,035       69,247      250,000      27,021      250,000       9,534      250,000
AGE 60   2,190       76,035       69,247      250,000      27,021      250,000       9,534      250,000
AGE 65   2,190      109,748      110,304      250,000      25,334      250,000           0      250,000
AGE 70   2,190      152,776      175,120      250,000       9,295      250,000           0      250,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: A (MATURITY AGE 95)
INITIAL PREMIUM: $3,376.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS


                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS              CURRENT                   CURRENT                  CURRENT
                    ACCUM-        END OF      END OF        END OF      END OF      END OF       END OF
END OF   TOTAL      ULATED      YEAR CASH      YEAR       YEAR CASH    YEAR CASH   YEAR CASH      YEAR
POLICY  ANNUAL       AT 5%      SURRENDER      DEATH      SURRENDER      DEATH     SURRENDER      DEATH
YEAR    OUTLAY     INTEREST       VALUE       BENEFIT       VALUE       BENEFIT      VALUE       BENEFIT
----    ------     --------       -----       -------       -----       -------      -----       -------
  1      3,376        3,545        1,282      250,000        1,110      250,000         938      250,000
  2      3,376        7,267        4,249      250,000        3,723      250,000       3,219      250,000
  3      3,376       11,175        5,713      250,000        4,629      250,000       3,630      250,000
  4      3,376       15,279        9,506      250,000        7,631      250,000       5,969      250,000
  5      3,376       19,587       13,849      250,000       10,919      250,000       8,426      250,000
  6      3,376       24,111       18,584      250,000       14,303      250,000      10,805      250,000
  7      3,376       28,862       24,365      250,000       18,398      250,000      13,719      250,000
  8      3,376       33,850       30,621      250,000       22,591      250,000      16,550      250,000
  9      3,376       39,087       37,220      250,000       26,705      250,000      19,116      250,000
 10      3,376       44,586       44,404      250,000       30,926      250,000      21,602      250,000
 15      3,376       76,492       88,977      250,000       51,206      250,000      30,186      250,000
 20      3,376      117,212      160,443      250,000       73,684      250,000      35,337      250,000
AGE 60   3,376      117,212      160,443      250,000       73,684      250,000      35,337      250,000
AGE 65   3,376      169,183      278,424      339,677       99,206      250,000      36,662      250,000
AGE 70   3,376      235,512      468,428      543,377      128,155      250,000      32,245      250,000


                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES


         PLANNED PREMIUMS              CURRENT                   CURRENT                 CURRENT
                    ACCUM-        END OF      END OF        END OF     END OF      END OF       END OF
END OF   TOTAL      ULATED      YEAR CASH      YEAR       YEAR CASH   YEAR CASH   YEAR CASH      YEAR
POLICY  ANNUAL       AT 5%      SURRENDER      DEATH      SURRENDER     DEATH     SURRENDER      DEATH
YEAR    OUTLAY     INTEREST       VALUE       BENEFIT       VALUE      BENEFIT      VALUE       BENEFIT
----    ------     --------       -----       -------       -----      -------      -----       -------
  1      3,376        3,545        1,170      250,000       1,001      250,000         833      250,000
  2      3,376        7,267        4,007      250,000       3,495      250,000       3,005      250,000
  3      3,376       11,175        5,317      250,000       4,265      250,000       3,296      250,000
  4      3,376       15,279        8,928      250,000       7,114      250,000       5,508      250,000
  5      3,376       19,587       12,870      250,000      10,042      250,000       7,639      250,000
  6      3,376       24,111       17,170      250,000      13,045      250,000       9,680      250,000
  7      3,376       28,862       21,863      250,000      16,124      250,000      11,631      250,000
  8      3,376       33,850       27,740      250,000      20,028      250,000      14,238      250,000
  9      3,376       39,087       33,345      250,000      23,259      250,000      16,000      250,000
 10      3,376       44,586       39,474      250,000      26,564      250,000      17,660      250,000
 15      3,376       76,492       83,126      250,000      47,109      250,000      27,213      250,000
 20      3,376      117,212      148,098      250,000      65,389      250,000      29,451      250,000
AGE 60   3,376      117,212      148,098      250,000      65,389      250,000      29,451      250,000
AGE 65   3,376      169,183      255,833      312,116      83,099      250,000      25,050      250,000
AGE 70   3,376      235,512      428,248      496,768      97,271      250,000       8,703      250,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $2,190.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS


                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS              CURRENT                   CURRENT                 CURRENT
                    ACCUM-        END OF      END OF        END OF     END OF      END OF       END OF
END OF   TOTAL      ULATED      YEAR CASH      YEAR       YEAR CASH   YEAR CASH   YEAR CASH      YEAR
POLICY  ANNUAL       AT 5%      SURRENDER      DEATH      SURRENDER     DEATH     SURRENDER      DEATH
YEAR    OUTLAY     INTEREST       VALUE       BENEFIT       VALUE      BENEFIT      VALUE       BENEFIT
----    ------     --------       -----       -------       -----      -------      -----       -------
  1      2,190        2,300          355      251,674         250      251,569         145      251,464
  2      2,190        4,714        2,031      253,482       1,716      253,167       1,415      252,866
  3      2,190        7,249        2,675      255,440       2,036      254,800       1,447      254,212
  4      2,190        9,911        4,793      257,558       3,698      256,462       2,730      255,495
  5      2,190       12,706        7,276      259,853       5,580      258,157       4,141      256,718
  6      2,190       15,641        9,945      262,335       7,486      259,876       5,484      257,874
  7      2,190       18,723       13,217      265,016       9,816      261,615       7,158      258,958
  8      2,190       21,958       16,704      267,912      12,161      263,369       8,757      259,966
  9      2,190       25,356       20,245      271,051      14,339      265,145      10,099      260,905
 10      2,190       28,923       24,046      274,449      16,533      266,936      11,366      261,769
 15      2,190       49,620       46,052      296,052      25,848      275,848      14,741      264,741
 20      2,190       76,035       77,745      327,745      33,764      283,764      14,801      264,801
AGE 60   2,190       76,035       77,745      327,745      33,764      283,764      14,801      264,801
AGE 65   2,190      109,748      123,961      373,961      38,767      288,767      10,724      260,724
AGE 70   2,190      152,776      190,695      440,695      37,427      287,427         475      250,475

                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS              CURRENT                   CURRENT                CURRENT
                    ACCUM-        END OF      END OF        END OF     END OF      END OF       END OF
END OF   TOTAL      ULATED      YEAR CASH      YEAR       YEAR CASH   YEAR CASH   YEAR CASH      YEAR
POLICY  ANNUAL       AT 5%      SURRENDER      DEATH      SURRENDER     DEATH     SURRENDER      DEATH
YEAR    OUTLAY     INTEREST       VALUE       BENEFIT       VALUE      BENEFIT      VALUE       BENEFIT
----    ------     --------       -----       -------       -----      -------      -----       -------
  1      2,190        2,300          242      251,561         140      251,460          39      251,358
  2      2,190        4,714        1,785      253,236       1,485      252,936       1,198      252,648
  3      2,190        7,249        2,271      255,035       1,664      254,429       1,107      253,872
  4      2,190        9,911        4,199      256,964       3,168      255,933       2,258      255,023
  5      2,190       12,706        6,271      259,036       4,682      257,447       3,337      256,101
  6      2,190       15,641        8,490      261,255       6,197      258,962       4,335      257,100
  7      2,190       18,723       10,866      263,631       7,709      260,473       5,250      258,015
  8      2,190       21,958       14,160      266,175       9,960      261,975       6,827      258,842
  9      2,190       25,356       16,884      268,899      11,447      263,462       7,564      259,578
 10      2,190       28,923       19,796      271,810      12,909      264,923       8,201      260,216
 15      2,190       49,620       39,450      289,450      21,358      271,358      11,564      261,564
 20      2,190       76,035       62,459      312,459      24,281      274,281       8,445      258,445
AGE 60   2,190       76,035       62,459      312,459      24,281      274,281       8,445      258,445
AGE 65   2,190      109,748       90,415      340,415      19,543      269,543           0      250,000
AGE 70   2,190      152,776      119,470      369,470           0      250,000           0      250,000


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER         DEATH BENEFIT TYPE: B (MATURITY AGE 95)
INITIAL PREMIUM: $7,541.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS


                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                           ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS                 CURRENT                    CURRENT                  CURRENT
                    ACCUM-          END OF       END OF         END OF      END OF      END OF       END OF
END OF   TOTAL      ULATED        YEAR CASH       YEAR        YEAR CASH    YEAR CASH   YEAR CASH      YEAR
POLICY  ANNUAL       AT 5%        SURRENDER       DEATH       SURRENDER      DEATH     SURRENDER      DEATH
YEAR    OUTLAY     INTEREST         VALUE        BENEFIT        VALUE       BENEFIT      VALUE       BENEFIT
----    ------     --------         -----        -------        -----       -------      -----       -------
  1      7,541        7,918          5,362        257,192        4,957      256,786        4,551      256,381
  2      7,541       16,232         12,842        265,082       11,584      263,824       10,375      262,615
  3      7,541       24,962         19,922        273,749       17,301      271,129       14,881      268,708
  4      7,541       34,128         29,437        283,265       24,878      278,705       20,830      274,657
  5      7,541       43,752         40,078        293,718       32,927      286,567       26,826      280,466
  6      7,541       53,858         51,742        305,195       41,264      294,716       32,676      286,128
  7      7,541       64,469         65,146        317,795       50,510      303,160       38,991      291,640
  8      7,541       75,610         79,783        331,630       60,059      311,906       45,154      297,000
  9      7,541       87,309         95,599        346,830       69,741      320,972       50,985      302,216
 10      7,541       99,592        112,914        363,529       79,748      330,364       56,667      307,282
 15      7,541      170,860        225,164        475,164      132,442      382,442       80,203      330,203
 20      7,541      261,818        403,671        653,671      193,572      443,572       98,550      348,550
AGE 60   7,541      261,818        403,671        653,671      193,572      443,572       98,550      348,550
AGE 65   7,541      377,906        689,321        939,321      264,189      514,189      111,242      361,242
AGE 70   7,541      526,066      1,146,605      1,396,605      343,767      593,767      116,375      366,375

                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                     12.00%(10.27% NET)    6.00%(4.27% NET)    0.00%(-1.73% NET)
                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES

         PLANNED PREMIUMS                 CURRENT                    CURRENT                  CURRENT
                    ACCUM-          END OF       END OF         END OF      END OF      END OF       END OF
END OF   TOTAL      ULATED        YEAR CASH       YEAR        YEAR CASH    YEAR CASH   YEAR CASH      YEAR
POLICY  ANNUAL       AT 5%        SURRENDER       DEATH       SURRENDER      DEATH     SURRENDER      DEATH
YEAR    OUTLAY     INTEREST         VALUE        BENEFIT        VALUE       BENEFIT      VALUE       BENEFIT
----    ------     --------         -----        -------        -----       -------      -----       -------
  1      7,541        7,918          5,249        257,079        4,847      256,677       4,445      256,275
  2      7,541       16,232         12,597        264,837       11,352      263,592      10,157      262,397
  3      7,541       24,962         19,517        273,345       16,930      270,758      14,541      268,368
  4      7,541       34,128         28,844        282,671       24,348      278,175      20,358      274,185
  5      7,541       43,752         39,073        292,901       32,029      285,857      26,022      279,849
  6      7,541       53,858         50,288        304,115       39,975      293,802      31,527      285,354
  7      7,541       64,469         62,583        316,411       48,191      302,019      36,870      290,697
  8      7,541       75,610         76,816        329,893       57,435      310,512      42,799      295,876
  9      7,541       87,309         91,602        344,679       66,212      319,289      47,812      300,889
 10      7,541       99,592        107,815        360,892       75,275      328,352      52,652      305,729
 15      7,541      170,860        218,570        468,570      127,956      377,956      77,028      327,028
 20      7,541      261,818        388,416        638,416      184,104      434,104      92,201      342,201
AGE 60   7,541      261,818        388,416        638,416      184,104      434,104      92,201      342,201
AGE 65   7,541      377,906        655,887        905,887      245,006      495,006      98,857      348,857
AGE 70   7,541      526,066      1,075,765      1,325,765      305,755      555,755      92,470      342,470


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

                                    PART II

                               OTHER INFORMATION

                        CONTENTS OF REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet


The prospectus consisting of 74 pages

Representations:

        Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Ohio National Life Assurance Corporation represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.


The signatures

Written consents of the following persons:

        KPMG Peat Marwick LLP

        Jones & Blouch L.L.P.

        Ronald L. Benedict, Esq.

        David W. Cook, FSA, MAAA

Exhibits:

        All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

        (1) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on June 7, 1985 (File no. 2-98265).

        (2)(a) Agreement of Custodianship between the Depositor and The Provident Bank was filed as Exhibit 5 of the Registrant's registration statement on Form S-6, Post-effective Amendment no. 2, on March 22, 1988.

        (2)(b) Amendment to Agreement of Custodianship was filed as Exhibit 4 of the Registrant's Form S-6, Post-effective Amendment no. 3, on April 20, 1989.

        (3)(a) Distribution and Service Agreement between the Depositor and The O.N. Equity Sales Company was filed as Exhibit 6 of the Registrant's Form S-6, Post-effective Amendment no. 3 on April 20, 1989.

(3)(b) Registered Representative's Sales Contract with Variable Life Supplement was filed as Exhibit (3)(b) of the Registrant's Form S-6, Post-effective Amendment no. 5, on April 18, 1991.

(3)(c) Schedule of Sales Commissions was filed as Exhibit 1.(3)(c) of the Registrant's Form S-6 on October 15, 1986.

(5) Flexible Premium Variable Life Insurance Policy, form 86-VL-2, was filed as Exhibit 1.(5) of the Registrant's Form S-6 on October 15, 1986.

(6)(a) Articles of Incorporation of the Depositor were filed as Exhibit 1.(6)(a) of the Registrant's Form S-6 on June 7, 1985.

(6)(b) Code of Regulations (by-laws) of the Depositor were filed as Exhibit 1.(6)(b) of the Registrant's Form S-6 on June 7, 1985.

(8) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on June 7, 1985.

(10) Form of Application was filed as Exhibit 1.(10) of the Registrant's Form S-6 on June 7, 1985.

(11) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts was filed as Exhibit 1.(11) of the Registrant's Form S-6 on October 15, 1986.

                                   SIGNATURES



As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Cincinnati and State of Ohio on the 13th day of December, 1996.



                        OHIO NATIONAL VARIABLE ACCOUNT R
                                (Registrant)

                        By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                (Depositor)


                        By /s/ Donald J. Zimmerman
                           -----------------------------------------------
                               Donald J. Zimmerman
                               Senior Vice President, Insurance Operations



Attest:


/s/ Ronald L. Benedict
---------------------------
    Ronald L. Benedict
    Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and the State of Ohio on the 13th day of December, 1996.



                                       OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                                        (DEPOSITOR)


                                       By /s/ Donald J. Zimmerman
                                         -------------------------------
                                              Donald J. Zimmerman
                                              Senior Vice President, Insurance
                                              Operations

Attest:

/s/ Ronald L. Benedict
-------------------------
Ronald L. Benedict
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been duly signed below by the following persons in the capacities with the depositor and on the dates indicated.

Signature                       Title                         Date
---------                       -----                         ----


                                Chairman, President
                                and Chief Executive
/s/ David B. O'Maley            Officer and Director          December 13, 1996
--------------------------
David B. O'Maley
                                Senior Vice President
                                and Chief Investment
/s/ Joseph P. Brom              Officer and Director          December 13, 1996
--------------------------
Joseph P. Brom

                                Senior Vice President
                                and Chief Financial Officer
/s/ Ronald J. Dolan             and Director                  December 13, 1996
--------------------------
Ronald J. Dolan

                                Senior Vice President and
                                General Counsel and
/s/ Stuart G. Summers           Director                      December 13, 1996
--------------------------
Stuart G. Summers

                                Senior Vice President,
                                Insurance Operations &
/s/ Donald J. Zimmerman         Secretary and Director        December 13, 1996
--------------------------
Donald J. Zimmerman

                                Vice President,
                                Financial Control
                                (Principal Accounting
/s/ Paul L. Bergmann            Officer)                      December 13, 1996
--------------------------
Paul L. Bergmann

                         INDEX OF CONSENTS AND EXHIBITS

                                                          PAGE NUMBER
EXHIBIT                                                  IN SEQUENTIAL
NUMBER          DESCRIPTION                             NUMBERING SYSTEM
-------         -----------                             ----------------
                Consent of KPMG Peat Marwick LLP

                Consent of Jones & Blouch L.L.P.

                Consent of Ronald L. Benedict, Esq.

                Consent of David W. Cook, FSA, MAAA

                                    CONSENTS

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



                                                December 13, 1996


The Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242


Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 13 to File No. 2-98265
     Post-Effective Amendment No. 7 to File No. 33-53350


Gentlemen:


The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form S-6 of the above captioned registrant.


                                                Sincerely,

                                                /s/ Ronald L. Benedict
                                                ------------------------------
                                                Ronald L. Benedict
                                                Assistant Secretary and
                                                Legal Counsel

RLB/nh

VARS6II

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



                                                December 13, 1996


Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242


Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 13 to File No. 2-98265
     Post-Effective Amendment No. 7 to File No. 33-53350


Gentlemen:


I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form S-6.

                                                Sincerely,

                                                /s/ David W. Cook
                                                ------------------------------
                                                David W. Cook, FSA, MAAA
                                                Senior Vice President and
                                                Actuary

DWC/nh

VARS6II

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ohio National Life Assurance Corporation:


We consent to the inclusion of our reports included herein on the financial statements of Ohio National Variable Account R as of December 31, 1995 and for the periods indicated herein and on the financial statements of Ohio National Life Assurance Corporation as of December 31, 1995 and for the year then ended and to the reference to our firm under the heading "Experts" in the Prospectus.

Our report on the financial statements of Ohio National Life Assurance Corporation refers to a change in accounting and reporting by mutual life insurance enterprises and by insurance enterprises for certain long-duration participating contracts in 1995.


                                                           KPMG Peat Marwick LLP


Cincinnati, Ohio
December 19, 1996

                             Jones & Blouch L.L.P.
                                 Suite 405-West
                         1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


                               December 19, 1996


VIA EDGAR TRANSMISSION

Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45201

        Re:   Ohio National Variable Account R
              Registration Statement on Form S-6
              File No. 2-98265
              ----------------------------------

Dear Sirs:

        We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in post-effective Amendment No. 13 to the above-referenced registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                                 Very truly yours,

                                                 /s/ JONES & BLOUCH L.L.P.
                                                 -------------------------
                                                     Jones & Blouch L.L.P.